As filed with the Securities and Exchange Commission on March 1, 1996

File Nos. 33-78264, 811-8490


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 11


                         Excelsior Institutional Trust
               (Exact Name of Registrant as Specified in Charter)

                  73 Tremont St., Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-557-8000

                                John M. Corcoran
                  73 Tremont St., Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)

                         Copy To: Roger P. Joseph, Esq.
     Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110

 It is proposed that this filing will become effective (check appropriate box)

[x] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)

[  ] 75 days after filing pursuant to paragraph (a)(ii)
[  ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has previously registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 (for the fiscal year ending May 31, 1995) on July 30, 1995.

Federated Investment Portfolios has also executed this Registration Statement.

EXCELSIOR INSTITUTIONAL TRUST
CROSS-REFERENCE SHEET
(As Required by Rule 495)


PART A ITEM NUMBER:  Prospectus Headings.

1.     COVER PAGE:  Cover Page.

2.     SYNOPSIS:  Summary of Expenses.

3.     CONDENSED FINANCIAL INFORMATION: Financial Highlights.

4. GENERAL DESCRIPTION OF REGISTRANT: Cover Page; Investment Objectives and Policies; Special Information Concerning Hub and Spoke(R) Structure Applicable to the Bond Index Fund.

5.     MANAGEMENT OF THE FUND:  Management of the Trust.

5A.    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:  Not applicable.

6. CAPITAL STOCK AND OTHER SECURITIES: Cover Page; Pricing of Shares; How to Purchase, Exchange and Redeem Shares; Tax Matters; Management of the Trust; Dividends and Capital Gains Distributions; Description of Shares, Voting Rights and Liabilities.

7. PURCHASE OF SECURITIES BEING OFFERED: How to Purchase, Exchange and Redeem Shares; Investor Programs.

8. REDEMPTION OR REPURCHASE: How to Purchase, Exchange and Redeem Shares; Investor Programs.

9.     PENDING LEGAL PROCEEDINGS:  Not applicable.

PART B ITEM NUMBER:  Statement of Additional Information Headings.

10.    COVER PAGE:  Cover Page.

11.    TABLE OF CONTENTS:  Table of Contents.

12.    GENERAL INFORMATION AND HISTORY:  Not applicable.

13. INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives, Policies and Restrictions.

14.    MANAGEMENT OF THE FUND:  Management of the Trust.

15.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES: Management of the
Trust.

16. INVESTMENT ADVISORY AND OTHER SERVICES: Management of the Trust; see Prospectus -- "Management of the Trust".

17. BROKERAGE ALLOCATION AND OTHER PRACTICES: Investment Objectives, Policies and Restrictions.

18. CAPITAL STOCK AND OTHER SECURITIES: Excelsior Institutional Trust; Taxation; Description of the Trust; Fund Shares; see Prospectus -- "Management of the Trust" and "Description of Shares, Voting Rights and Liabilities".

19.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED:
Determination of Net Asset Value; Valuation of Securities; Additional Purchase, Exchange and Redemption Information.

20.    TAX STATUS:  Taxation; see Prospectus -- "Tax Matters".

21. UNDERWRITERS: Management of the Trust; see Prospectus -- "Management of the Trust".

22.    CALCULATION OF PERFORMANCE DATA:  Performance Information.

23.    FINANCIAL STATEMENTS:  Financial Statements.

PART C

     Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

                               EXPLANATORY NOTE


     This Post-Effective Amendment No. 9 (the "Amendment") to the Registrant's registration statement on Form N-1A (the "Registration Statement") is being filed with respect to Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund and Excelsior Institutional International Equity Fund (collectively, the "Funds"), each a series of the Registrant. The Amendment is being filed to update the Registrant's Financial Statements in accordance with Rule 3-18(c) and other related changes, to indicate a change in certain portfolio managers, to respond to comments of the staff of the Commission and to make certain other updating changes to the Registrant's Post-Effective Amendment No. 5 which was filed on December 19, 1995 and would have become effective on February 19, 1996 pursuant to paragraph
(a)(i) of Rule 485. On February 16, 1996, the Registrant filed Post-Effective Amendment No. 6 pursuant to paragraph (b)(v) of Rule 485 in order to designate February 27, 1996 as the effective date of Post-Effective Amendment No. 5 and on February 27, 1996, the Registrant filed Post-Effective Amendment No. 8 pursuant to paragraph (b)(v) of Rule 485 in order to designate March 1, 1996 as the effective date of Post-Effective Amendment No. 5. Registrant's Post-Effective Amendment No. 7, which was filed on February 23, 1996 pursuant to paragraph (a)(ii) of Rule 485, does not relate to the prospectus included in this Amendment.

                                                [LOGO OF EXCELSIOR APPEARS HERE]


Excelsior Institutional Equity Fund
Excelsior Institutional Income Fund
Excelsior Institutional Total Return Bond Fund
Excelsior Institutional Bond Index Fund
Excelsior Institutional Balanced Fund
Excelsior Institutional Equity Growth Fund
Excelsior Institutional International Equity Fund

--------------------------------------------------------------------------------
                                  For initial purchase and existing account
Excelsior Institutional Trust     information, call (800) 909-1989.
73 Tremont Street                 (From overseas, call (617) 557-1755)
Boston, Massachusetts 02108-3913  For current prices and yield information,
(617) 557-8000                    call (800) 861-3430

--------------------------------------------------------------------------------
This Prospectus describes seven mutual funds offered to institutional investors by Excelsior Institutional Trust (the "Trust"), an open-end diversified manage-ment investment company. The mutual funds, Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), are sep-arate series of the Trust.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

Each Fund has its own investment objective, as follows:

The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation.

The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed secu-rities.

The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Prospectus dated March 1, 1996

The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends.

The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securi-ties.

Unlike the Equity Fund, Income Fund, Total Return Bond Fund, Balanced Fund, Equity Growth Fund and International Equity Fund, which directly acquire and manage their own portfolios of securities, the Bond Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios (the "Federated Portfolios"), an open-end management investment company. The Bond Index Portfolio has the same investment objective and policies as the Bond In-dex Fund. The Bond Index Fund invests in the Bond Index Portfolio through a two-tier master/feeder fund structure. See "Special Information Concerning Hub and Spoker Structure Applicable to the Bond Index Fund" at page [ ]. Because the Bond Index Fund invests through the Bond Index Portfolio, all references in this Prospectus to the Bond Index Fund include the Bond Index Portfolio, except as otherwise noted.

United States Trust Company of New York ("U.S. Trust") is the investment ad-viser for the Equity Fund, Income Fund and Total Return Bond Fund.

United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund, Equity Growth Fund and Interna-tional Equity Fund. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as subadvisers.

Balanced Fund................................. Becker Capital Management, Inc.
Equity Growth Fund............................ Luther King Capital Management
International Equity Fund..................... Harding, Loevner Management, L.P.

Federated Management is the investment adviser for the Bond Index Portfolio, which is the series of Federated Portfolios in which the assets of the Bond Index Fund are invested. Federated Management has delegated the daily manage-ment of the security holdings of the Bond Index Portfolio to U.S. Trust, act-ing as subadviser. U.S. Trust Pacific, U.S. Trust, Federated Management and the subadvisers are referred to collectively as the "investment managers".

For more information on the investment advisers and subadvisers of the Funds, please refer below to the section entitled "Management of the Trust--Invest-ment Managers".

                         EXCELSIOR INSTITUTIONAL TRUST

                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Funds, and the aggregate annual operating expenses for the Funds, as a percentage of average net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund.

  The table illustrates that investors in the Funds incur no shareholder transaction expenses imposed by the Trust, although in connection with pur-chases and redemptions of shares of the Funds, some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organiza-tion directly for further information. Investments in a Fund are subject to the operating expenses set forth below for each Fund as a percentage of the average daily net assets of the Fund. Expenses of the Funds are discussed be-low under "Management of the Trust".

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................ None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

                                 EXPENSE TABLE

                                                              TOTAL
                                                             RETURN     BOND***
                                          EQUITY  INCOME      BOND       INDEX
                                           FUND    FUND       FUND       FUND
                                         -------- ------  ------------- -------
ANNUAL OPERATING EXPENSES
Advisory Fees (after waiver)............  0.40%*  0.20%*      0.20%*      0.0%*
12b-1 Fees..............................   None    None        None       None
Other Expenses..........................  0.30%   0.30%       0.30%      0.30%
  Administrative Fees...................  0.15%   0.15%       0.15%      0.08%**
  Shareholder Servicing Fees (after
   waiver)..............................     0%      0%          0%         0%
  Other Operating Expenses (after waiv-
   ers and reimbursement)...............  0.15%   0.15%       0.15%      0.22%
                                          -----   -----       -----      -----
Total Operating Expenses (after waivers
 and reimbursements)....................  0.70%   0.50%       0.50%      0.30%
                                          =====   =====       =====      =====
                                                  EQUITY  INTERNATIONAL
                                         BALANCED GROWTH     EQUITY
                                           FUND    FUND       FUND
                                         -------- ------  -------------
Advisory Fees (after waiver)............  0.40%*  0.40%*      0.50%*
12b-1 Fees..............................   None    None        None
Other Expenses..........................  0.30%   0.30%       0.40%
  Administrative Fees...................  0.15%   0.15%       0.20%
  Shareholder Servicing Fees (after
   waiver)..............................     0%      0%          0%
  Other Operating Expenses (after waiv-
   ers and reimbursement)...............  0.15%   0.15%       0.20%
                                          -----   -----       -----
Total Operating Expenses (after waivers
 and reimbursements)....................  0.70%   0.70%       0.90%
                                          =====   =====       =====

Example: Investors would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Equity Fund, Balanced Fund and Equity Growth
 Fund..........................................  $ 7     $22     $39     $ 87
Income Fund and Total Return Bond Fund.........  $ 5     $16     $28     $ 63
Bond Index Fund................................  $ 3     $10     $17     $ 38
International Equity Fund......................  $ 9     $29     $50     $111

-------
  * Each investment adviser and administrator has agreed to waive certain fees. Institutional investors may enter into an asset management services agreement with U.S. Trust Pacific pursuant to which the investor may agree to pay annual fees calculated as a specified percentage of average net as-sets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the examples do not reflect an amount for any such fees paid directly to U.S. Trust Pa-cific by an institutional investor or to a Shareholder Organization by its customers.
 ** After waiver.
*** The expenses indicated for the Bond Index Fund include the Fund's pro rata share of the aggregate annual operating expenses of the Bond Index Portfo-lio, in which all of the investable assets of the Bond Index Fund are in-vested. The Trustees of the Trust believe that the aggregate per share ex-penses of the Bond Index Fund and the Fund's pro rata share of the ex-penses for the Bond Index Portfolio will be less than or approximately equal to the expenses which the Bond Index Fund would incur if the Trust retained the services of an investment adviser and the assets of the Bond Index Fund were invested directly in the type of securities being held by the Bond Index Portfolio.

  The example above should not be considered a representation of past or fu-ture expenses or performance. Actual expenses and returns may be greater or less than those shown. The purpose of the table is to assist investors in un-derstanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table has been restated to reflect a change in annual operating expenses resulting from a decrease in certain voluntary fee waivers and expense reimbursements that took effect on December 31, 1995. The expense table and example reflect voluntary undertak-ings (i) by U.S. Trust, U.S. Trust Pacific, Federated Management, Federated Services Company and the shareholder servicing agents to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for certain ex-penses. After giving effect to such waivers and reimbursements, the aggregate operating expenses (including amortization of organizational expenses but ex-clusive of taxes, interest, brokerage commissions and extraordinary expenses) of each Fund will be as shown above. Without such waivers and reimbursements,
(a) the advisory fees paid would equal (x) 0.65% of the average daily net as-sets of the Equity, Income, Total Return Bond, Balanced and Equity Growth Funds, (y) 0.25% of the average daily net assets of the Bond Index Fund, and
(z) 1.00% of the average daily net assets of the International Equity Fund;
(b) the administrative fees would equal (i) 0.15% of the average daily net as-sets of the Equity, Income, Total Return Bond, Balanced and Equity Growth Funds, (ii) 0.20% of the average daily net assets of the International Equity Fund and (iii) 0.46% of the average daily net assets of the Bond Index Fund;
(c) the shareholder servicing fees would equal 0.25% of the average daily net assets of each Fund; (d) other expenses would equal the following percentages of the average daily net assets of the Funds: Equity Fund, 1.62%, Income Fund, 0.60%, Total Return Bond Fund, 0.88%, Bond Index Fund, 0.56%, Balanced Fund, 0.27%, Equity Growth Fund, 0.31%, and International Equity Fund, 1.87%; and
(e) aggregate total operating expenses would equal the following percentages of the average daily net assets of each Fund: Equity Fund, 2.67%, Income Fund, 1.65%, Total Return Bond Fund, 1.93%, Bond Index Fund, 1.52%, Balanced Fund, 1.32%, Equity Growth Fund, 1.36%, and International Equity Fund, 3.32%. For more information with respect to the expenses of each of the Funds see "Man-agement of the Trust". Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

                             FINANCIAL HIGHLIGHTS

  The following selected data for a share outstanding for the periods from each Fund's commencement of operations through May 31, 1995 has been audited by Ernst & Young LLP; the data for a share outstanding for the period ending November 30, 1995 has not been audited. The Trust's Annual Report, which in-cludes the independent auditors' report and is incorporated by reference into the Statement of Additional Information, includes a discussion of those fac-tors, strategies and techniques that materially affected its performance dur-ing the period of the report, as well as certain related information. A copy of the Trust's Annual Report will be made available without charge upon re-quest.

                                                                            TOTAL RETURN BOND
                                EQUITY FUND             INCOME FUND               FUND              BOND INDEX FUND
                           ---------------------   ---------------------  ---------------------  ---------------------
                            SIX MONTHS              SIX MONTHS             SIX MONTHS             SIX MONTHS
                              ENDED      PERIOD       ENDED      PERIOD      ENDED      PERIOD      ENDED      PERIOD
                           NOVEMBER 30,  ENDED     NOVEMBER 30,  ENDED    NOVEMBER 30,  ENDED    NOVEMBER 30,  ENDED
                               1995     MAY 31,        1995     MAY 31,       1995     MAY 31,       1995     MAY 31,
                           (UNAUDITED)  1995(a)    (UNAUDITED)  1995(a)   (UNAUDITED)  1995(a)   (UNAUDITED)  1995(a)
                           ------------ --------   ------------ --------  ------------ --------  ------------ --------
Selected data for a share
 outstanding throughout
 each period are as
 follows:
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $  7.73    $   7.00     $  7.33    $   7.00    $  7.47    $   7.00    $  7.26    $   7.00
                             -------    --------     -------    --------    -------    --------    -------    --------
INVESTMENT OPERATIONS:
 Net investment income...       0.06        0.05        0.26        0.19       0.25        0.18       0.26        0.46
 Net realized and
  unrealized gain from
  Portfolio Series.......       0.57        0.70        0.11        0.33       0.19        0.47       0.13        0.28
                             -------    --------     -------    --------    -------    --------    -------    --------
 TOTAL FROM INVESTMENT
  OPERATIONS.............       0.63        0.75        0.37        0.52       0.44        0.65       0.39        0.74
                             -------    --------     -------    --------    -------    --------    -------    --------
DISTRIBUTIONS:
 From net investment
  income.................      (0.06)      (0.02)      (0.26)      (0.19)     (0.25)      (0.18)     (0.26)      (0.46)
 In excess of net
  investment income......        --          --          --          --         --          --         --          --
 From net realized gains.        --          --          --          --         --          --         --        (0.02)
                             -------    --------     -------    --------    -------    --------    -------    --------
NET ASSET VALUE, END OF
 PERIOD..................    $  8.30    $   7.73     $  7.44    $   7.33    $  7.66    $   7.47    $  7.39    $   7.26
                             =======    ========     =======    ========    =======    ========    =======    ========
TOTAL RETURN(B)(E).......       8.21%      10.80%       5.21%       7.51%      6.07%       9.40%      5.34%      11.03%
RATIOS AND SUPPLEMENTAL
 DATA:
Ratios to Average Net
 Assets
 Expenses(c)(d)..........       0.12%       0.12%       0.12%       0.12%      0.12%       0.12%      0.12%       0.12%
 Net Investment
  Income(c)..............       1.50%       2.44%       7.20%       7.17%      6.79%       7.09%      7.06%       7.33%
Net Assets at end of
 Period (000's omitted)..    $22,833    $ 15,409     $34,655    $ 33,230    $35,451    $ 24,913    $16,271    $ 15,565
Portfolio Turnover
 Rate(f)..................        25%         34%         47%         34%        75%         84%        37%         67%
-------
(a) Commencement of operations:         01/16/95                01/16/95               01/19/95               07/11/94
(b) Not annualized
(c) Annualized
(d) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James
    Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to December
    18, 1995 (January 2, 1996 in the case of the Bond Index Fund) as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by agents of the Trust. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:
   Expenses..............       1.77%       2.67%       1.46%       1.65%      1.51%       1.93%      1.47%       1.23%
   Net Investment
    Income(Loss).........      (0.14)%     (0.12)%      5.86%       5.65%      5.40%       5.28%      5.72%       6.22%
    These voluntary fee waivers and expense reimbursements were decreased as of December 31, 1995.
(e) Each investment adviser agreed to waive all investment advisory fees during the period indicated. While none of the portfolios of the Portfolio Series corresponding to the Funds paid any fee to its adviser during the period indicated, each institutional investor entered into an asset management services agreement with U.S.
    Trust or U.S. Trust Pacific and agreed to pay annual fees calculated as a specific percentage of average net assets.
(f) Turnover rate is for the corresponding portfolio of the Portfolio Series and excludes in-kind transfers of securities (see notes to financial statements contained in the Statement of Additional Information).

                                                                         INTERNATIONAL EQUITY
                               BALANCED FUND       EQUITY GROWTH FUND            FUND
                           ---------------------  ---------------------  ---------------------
                            SIX MONTHS             SIX MONTHS             SIX MONTHS
                              ENDED      PERIOD      ENDED      PERIOD      ENDED      PERIOD
                           NOVEMBER 30,  ENDED    NOVEMBER 30,  ENDED    NOVEMBER 30,  ENDED
                               1995     MAY 31,       1995     MAY 31,       1995     MAY 31,
                           (UNAUDITED)  1995(A)   (UNAUDITED)  1995(A)   (UNAUDITED)  1995(A)
                           ------------ --------  ------------ --------  ------------ --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $  7.70    $   7.00    $  7.87    $   7.00    $  7.88    $   7.00
                             -------    --------    -------    --------    -------    --------
INVESTMENT OPERATIONS:
Net investment income....       0.19        0.35       0.07        0.08       0.03        0.08
Net realized and
 unrealized gain from
 Portfolio Series........       0.41        0.64       0.81        0.85       0.12        0.80
                             -------    --------    -------    --------    -------    --------
TOTAL FROM INVESTMENT
 OPERATIONS..............       0.60        0.99       0.88        0.93       0.15        0.88
                             -------    --------    -------    --------    -------    --------
DISTRIBUTIONS:
From net investment
 income..................      (0.20)      (0.26)     (0.06)      (0.06)       --          --
In excess of net
 investment income.......        --          --         --          --         --          --
From net realized gains..        --        (0.03)       --          --         --          --
                             -------    --------    -------    --------    -------    --------
NET ASSET VALUE, END OF
 PERIOD..................    $  8.10    $   7.70    $  8.69    $   7.87    $  8.03    $   7.88
                             =======    ========    =======    ========    =======    ========
TOTAL RETURN(B)(E).......       7.86%      14.59%     11.26%      13.38%      1.90%      12.57%
RATIOS AND SUPPLEMENTAL
 DATA:
Ratios to Average Net
 Assets
 Expenses(c)(d)..........       0.12%       0.12%      0.12%       0.12%      0.25%       0.25%
 Net Investment
  Income(c)..............       4.78%       5.55%      1.71%       1.27%      1.94%       3.47%
Net Assets at end of
 Period (000's omitted)      $86,155    $ 74,478    $59,490    $ 52,347    $15,952    $  8,804
Portfolio Turnover
 Rate(f).................         24%         57%        48%        122%         8%          8%
-------
(a) Commencement of
    operations:                         07/11/94               07/11/94               01/24/95
(b) Not annualized
(c)Annualized
(d) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James
    Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to
    December 18, 1995 as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by agents of the Trust. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:
 Expenses................       1.27%       1.32%      1.32%       1.36%      2.58%       3.32%
 Net Investment Income
  (Loss).................       3.64%       4.35%      0.51%       0.03%     (0.39)%      0.40%
 These voluntary fee waivers and expense reimbursements were decreased as of December 31, 1995.
(e) Each investment adviser agreed to waive all investment advisory fees during the period indicated. While none of the portfolios of the Portfolio Series corresponding to the Funds paid any fee to its adviser during the period indicated, each institutional investor entered into an asset management services agreement with U.S. Trust Pacific and agreed to pay annual fees calculated as a specific percentage of average net assets.
(f) Turnover rate is for the corresponding portfolio of the Portfolio Series and excludes in-kind transfers of securities (see notes to financial statements contained in the Statement of Additional Information).

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

 Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institu-tional investors.

 Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental", i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of the investors in the Bond Index Port-folio is not required to change the Bond Index Portfolio's investment objective or any of the Bond Index Portfolio's investment policies and strategies. Any changes in a Fund's (or the Bond Index Portfolio's) investment objective, poli-cies or strategies could result in such Fund having investment objectives, pol-icies and strategies different from those applicable at the time of a share-holder's investment in such Fund.

INVESTMENT OBJECTIVES

 The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation. The Trust seeks to achieve this investment objective by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securi-ties.

 The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

 The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, the Total Return Bond Fund will balance yield, aver-age maturity and risk in seeking to provide maximum preservation of purchase power.

 The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed secu-rities, each with maturities greater than one year. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Bond Index Fund in the Bond Index Portfolio, a series of Federated Invest-ment Portfolios (the "Federated Portfolios"), a diversified open-end management investment company that has the same investment objective and policies as the Bond Index Fund. The Bond Index Portfolio seeks to achieve its investment ob-jective by replicating the yield and total return of the Aggregate Bond Index through a statistically selected sample of fixed income securities. The Aggre-gate Bond Index is a broad market-weighted index of U.S. investment grade fixed income securities.

 The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities, as described more fully below.

 The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Trust seeks to achieve this investment objective by investing primarily in the common stocks of me-dium and large capitalization companies which, in the opinion of the Fund's subadviser, will present an opportunity for significant increases in earnings and/or value, without consideration of current income.

 The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securi-ties. The Trust seeks to achieve this investment objective by investing pri-marily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advan-tages.

 The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved. Because the Bond Index Fund invests through the Bond Index Portfolio and has the same investment policies and strategies as the Bond In-dex Portfolio, all references to the Bond Index Fund include the Bond Index Portfolio, except as otherwise noted.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust, the adviser for the Equity, Income and Total Return Bond Funds, and the subadviser for the Bond Index Portfolio, offers a variety of special-ized fiduciary and financial services to high net worth individuals, institu-tions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.


EQUITY FUND

 Investment Philosophy. In managing investments for the Equity Fund, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worth-while investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamen-tal value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Equity Fund is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

 U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets chang-ing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "early life cycle" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new prod-ucts or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the conver-gence of the communication and entertainment industries, the demand for envi-ronmentally related products and services, the continued need for businesses to become global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.


INCOME FUND AND TOTAL RETURN BOND FUND

 Investment Philosophy. Generally, investors in fixed income securities are best served in the long term by seeking to maximize total return. However, some investors need to balance preservation of purchase power against the need for current income.

 As a result, the Trust is offering both objectives to investors. In the Total Return Bond Fund, U.S. Trust will employ a total return strategy that balances yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Income Fund will seek to provide investors with maximum current income commensurate with the credit quality of the Fund and moderate risk of capital.

BOND INDEX FUND

 Investment Philosophy. The Bond Index Fund is not managed pursuant to tradi-tional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Bond Index Fund, utilizing a passive or in-dexing investment approach, will attempt to duplicate the investment perfor-mance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index").

 The Bond Index Fund seeks to duplicate the investment performance of the Ag-gregate Bond Index through statistical sampling procedures, that is, the Fund will invest in a selected group--not the entire universe--of securities in the Aggregate Bond Index. This group of securities, when taken together, is ex-pected to perform similarly to the Aggregate Bond Index as a whole. This sam-pling technique is expected to enable the Bond Index Fund to track the price movements and performance of the Aggregate Bond Index, while minimizing bro-kerage, custodial and accounting costs.

 The Trust expects that there will be a close correlation between the Bond In-dex Fund's performance and that of the Aggregate Bond Index in both rising and falling markets. The Bond Index Fund will attempt to maximize the correlation between its performance and that of the Aggregate Bond Index. The investment managers of the Bond Index Fund seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Board of Trustees of the Trust will review methods for increasing such correlation with the investment managers, such as through adjustments in securities holdings of the Bond Index

Fund. A correlation of 1.0 would indicate a perfect correlation, which would be achieved when the Bond Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact pro-portion to changes in the Aggregate Bond Index. The investment managers of the Bond Index Fund monitor the correlation between the performance of the Bond In-dex Fund and the Aggregate Bond Index on a regular basis. Factors such as the size of the Bond Index Fund's securities holdings, transaction costs, manage-ment fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Bond Index Fund, and changes in the securi-ties markets and the index itself, are expected to account for any differences between the Bond Index Fund's performance and that of the Aggregate Bond Index.


INVESTMENT POLICIES

 EQUITY FUND seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment phi-losophy, strategies and themes discussed above to identify such investment val-ues and to diversify the Fund's investments over a variety of industries and types of companies.

 Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repur-chase agreements collateralized by the foregoing obligations, if deemed appro-priate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "Bond Index Portfolio--U.S. Government and Agency Securi-ties" and "Additional Investment Strategies and Techniques; Risk Factors--Short Term Instruments" below, and the Statement of Additional Information.

 In managing the Fund, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Equity Fund holdings will include common stocks of companies having capital-izations of varying amounts, and the Fund may invest a portion of its portfolio in the securities of high growth, small companies where U.S. Trust expects earnings and the price of the securities to grow at an above-average rate, such as small capitalization issuers. The equity securities of small capitalization issuers have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctuation in the net asset value of the Equity Fund, and the Fund may be required, in or-der to meet withdrawals by investors or for other reasons, to sell these secu-rities at a discount from market prices, to sell during periods when such dis-position is not desirable, or to make many small sales over a period of time.

 The Equity Fund may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors" below for fur-ther information on foreign investments.

 Because of the risks associated with common stock investments, the Equity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. In-vestors should not consider the Equity Fund a complete investment program.

 INCOME FUND seeks as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. The Income Fund will implement this ob-jective through a strategy of monitoring and adjusting as necessary the aver-age maturity of its holdings in an attempt to maximize current income consis-tent with what is believed to be prudent risk of capital. The Fund invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instru-ments. See "Total Return Bond Fund" below for a description of these securi-ties and a discussion of certain investment policies of Income Fund.

 TOTAL RETURN BOND FUND seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting in-vestment opportunities, the Total Return Bond Fund will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase pow-er. The Total Return Bond Fund invests principally in a broad range of invest-ment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments.

 The Income and the Total Return Bond Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obliga-tions convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Income and the Total Return Bond Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations exempt from Federal income tax and issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Bonds").

 The purchase of Municipal Bonds may be advantageous when, as a result of pre-vailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and the Total Return Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequent-ly, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

 The Income and the Total Return Bond Funds may also purchase "moral obliga-tion" securities, which are normally issued by special-purpose public authori-ties. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and di-versification requirements specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and the Total Return Bond Funds. U.S. Trust will consider investments in Municipal Bonds for the Income and the Total Return Bond Funds when U.S. Trust believes that the total return on such securities is attractive relative to that of taxable securities.

 Under normal market conditions, as a non-fundamental investment policy, at least 65% of the Income and the Total Return Bond Funds' total assets will be invested in investment-grade bonds. For the purposes of this policy, "invest-ment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P")/1// (or are unrated obligations con-sidered to
-------
1/ "Standard & Poor's(R)," "S&P(R)" and "Standard & Poor's 500" are trademarks of Standard & Poor's Corporation.

be of investment grade by U.S. Trust) and U.S. Government obligations and money market instruments of the types listed at "Bond Index Portfolio--U.S. Government and Agency Securities" and "Additional Investment Strategies and Techniques; Risk Factors--Short Term Instruments" below. When, in the opinion of a Fund, a defensive investment posture is warranted, each of these Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

 Unrated securities will be considered of investment grade if deemed to be comparable in quality to instruments so rated, as determined pursuant to pro-cedures established by the Board of Trustees of the Trust. With respect to se-curities rated Baa by Moody's or BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these rankings may have speculative characteristics, and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the Appendix to the Statement of Additional Information for a more de-tailed explanation of these ratings.

 The Income and the Total Return Bond Funds may invest up to 25% of their re-spective total assets in (a) obligations rated below the four highest ratings of S&P or Moody's with no minimum rating required, (b) preferred stocks, and
(c) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See "Additional Investment Strategies and Tech-niques; Risk Factors" below for further information on these investments. The Income and the Total Return Bond Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

 Each of the Income Fund and the Total Return Bond Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider the Funds a complete investment program.

 BOND INDEX FUND invests at least 80% of its assets in a portfolio of securi-ties consisting of a representative selection of debt instruments included in the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Fund intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the Aggregate Bond Index.

 LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year: U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities in-cluded in the Index generally meet the following criteria, as defined by Leh-man Brothers: an outstanding market value of at least $100 million, and in-vestment grade quality, rated a minimum of Baa by Moody's or BBB by S&P. The Bond Index Fund is managed without regard to tax ramifications.


 The Aggregate Bond Index is composed of the following kinds of securities: public obligations of the U.S. Government; publicly issued debt of U.S. Gov-ernment agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; fixed rate nonconvertible dollar-denominated corporate debt; 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mort-gage Corporation (FHLMC), and the Federal National Mortgage Association
(FNMA); and asset-backed pass-through securities representing pools of credit card receivables and auto or home equity loans.

 As of December 31, 1995, the following classes of fixed income securities represented the stated propor tions of the total market value of the Aggregate Bond Index:

U.S. Treasury and government agency securities..............................  53%
Corporate bonds.............................................................  18%
Mortgage-backed and asset-backed securities.................................  29%

 The Fund has a policy of weighting its portfolio so as to approximate the relative composition of the securities contained in the Aggregate Bond Index under normal circumstances. Therefore, for each of the three classes of debt instruments listed above, the variation in weighting between the assets held by the Fund and the assets in the Index is not expected to be greater than plus or minus 5%. These weightings will be monitored at the time that securi-ties are purchased by the Fund.

 U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Index Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or in-strumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury se-curities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass- through certificates, are sup-ported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal Na-tional Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumental-ity; other securities, such as those issued by the Student Loan Marketing As-sociation, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Bond Index Fund and its net asset value and yield, are not guaranteed by the U.S. Government or any federal agency or instrumentality. For additional information on U.S. Government securities, see the Statement of Additional Information.

 CORPORATE BONDS. The Bond Index Fund may purchase debt securities of United States corporations only if they are deemed investment grade, that is, they carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Fund to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below investment grade sub-sequent to its purchase. See the Appendix to the Statement of Additional In-formation for a more detailed explanation of these ratings.

 Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Index Fund to invest the proceeds at generally lower interest rates. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Bond Index Fund, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Index Fund would decline.

 MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond In-dex Fund may pur-chase investment grade mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Index Fund's selection criteria (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. govern-ment agencies such as GNMA, FNMA, and FHLMC. Other mortgage pass-throughs con-sist of whole loans originated and issued by private limited purpose corpora-tions or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

 As a result of its investments in Mortgage Securities, the mortgage-backed se-curities in the Bond Index Fund may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During peri-ods of declining interest rates, the principal invested in mortgage-backed se-curities with high interest rates may be repaid earlier than scheduled, and the Bond Index Fund will be forced to reinvest the unanticipated payments at gener-ally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Bond Index Fund de-rives from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

 Because the Bond Index Fund will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of po-tential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

 BALANCED FUND seeks to provide a high total return from a diversified portfo-lio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to pro-vide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instruments, as described below.

 The Balanced Fund is designed for investors who wish to invest for long term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

 The relative emphasis placed upon each asset class will vary based upon the subadviser's assessment of their current attractiveness on a risk-adjusted ba-sis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund are always invested in fixed in-come senior securities including debt securities and preferred stock. The subadviser may allocate the Fund's investments between these asset classes in a manner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally attractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

 The subadviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

 EQUITY INVESTMENTS. For the equity portion of the Balanced Fund, the subadviser seeks to achieve a high total return through fundamental analysis, systematic stock valuation and disciplined portfolio construction. The Fund's equity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include preferred stock, warrants and similar rights. The Fund may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Fund are primarily companies included in the Russell 2500 Index. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of investments in small companies, see "Equity Fund" above.

 FIXED INCOME INVESTMENTS. For the fixed income portion of the Fund, the subadviser seeks to provide a high total return by actively managing the dura-tion of the Fund's fixed income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on funda-mental, economic and capital markets research, the subadviser adjusts the dura-tion of the Fund's fixed income investments in light of market conditions. The subadviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

 Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market conditions, the duration of the fixed income portion of the Fund will range between 80% and 120% of the Lehman Brothers Government/ Corporate Bond Index, which as of June 30, 1995, was approximately 5.1 years. The maturities of the individual fixed income securities in the Fund may vary widely, however.

 The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative character-istics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an or-derly manner of any security which is downgraded below investment grade subse-quent to its purchase. See the Appendix to the Statement of Additional Informa-tion for a more detailed explanation of these ratings.

 The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which gen-erate cash flow to cover the payments due on the securities. Collateralized se-curities are subject to certain risks, including a decline in the value of the col-lateral backing the security, failure of the collateral to generate the antici-pated cash flow or in certain cases more rapid prepayment because of events af-fecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be re-quired to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of in-terest-bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see "Bond Index Fund--Mortgage Pass-Throughs and Collateralized Mortgage Obligations" above.

 The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Bond Index Fund--U.S. Government and Agency Securities" above and the Statement of Additional Information. The Fund may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Fund may invest in debt securities of foreign governments and governmental entities denominated, in all cases, in U.S. dollars. See "Addi-tional Investment Strategies and Techniques; Risk Factors" below for further information on foreign investments.

 EQUITY GROWTH FUND seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Equity Growth Fund seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization U.S. companies (i.e., companies with stock market capitalizations of more than $1 billion) which, in the opinion of the subadviser, will present an opportunity for significant increases in earn-ings and/or value. Current dividend income is incidental to the Equity Growth Fund's investment objective of increasing the value of a shareholder's invest-ment. Investments will be selected based on their potential for above-average growth in earnings and dividends, with no consideration given to current in-come.

 Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The remainder of the Fund's assets will be invested in other types of securities including convertible and nonconvertible bonds, war-rants and short-term obligations, preferred stocks, debt securities, and repur-chase agreements collateralized by these securities. The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securi-ties with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weak-ened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any se-curity which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings. The Fund may invest without limitation in high quality money market instruments if deemed appropriate by the subadviser for temporary defen-sive purposes. See "Short-Term Instruments" below. While the Fund may invest in foreign securities, it currently has no intention of purchasing foreign securi-ties other than American Depository Receipts. See "Investment Strategies and Techniques; Risk Factors--Foreign Investments" below and "Foreign Securities-- Equity Funds" in the Statement of Additional Information. The Fund may vary the percentage of assets invested in any one type of security in accor-dance with the subadviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

 The subadviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may in-cur increased transaction costs. See "Tax Matters" below.

 The Equity Growth Fund may be appropriate for a variety of investment pro-grams. While the Fund is not a substitute for an investment Fund tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify an investment Fund. Securities which offer above-average potential for growth in earnings and dividends may also involve greater volatility of market value. Investors should not consider the Fund a complete investment program.

 INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through invest-ment in a diversified portfolio of marketable foreign securities. The Fund or-dinarily will invest primarily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management, and enduring competitive advantages.

 When evaluating foreign securities, the subadviser will seek to identify supe-rior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The subadviser's investment criteria therefore include both growth and value con-siderations. Growth stocks are those that the subadviser believes have the po-tential for above-average growth in earnings. Value stocks are those that the investment subadviser believes are undervalued by the market based on the in-vestment managers' assessment of the company's current value and future earn-ings prospects.

 In determining investment strategy and allocating investments, the subadviser will continuously analyze a broad range of international equity securities. Country and sector portfolio weightings are expected to reflect the results of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Fund generally will sell secu-rities if the subadviser believes that such securities have become substan-tially overvalued relative to alternative investments or if the subadviser be-lieves that there is an unfavorable change in the issuer's long-term business forecast.

 The Fund's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distribu-tions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The subadviser expects that the Fund's assets ordinarily will be invested in secu-rities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singa-pore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capitalize on investment opportunities emerging in other parts of the world. In purchasing foreign equity securities, the Fund will look generally to large and small com-panies in mature foreign markets as well as well-established companies in emerging markets. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested.

 Under normal market and economic conditions, at least 75% of the Fund's assets will be invested in foreign equity securities. For cash management purposes, the Fund may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Govern-ment and agency securities maturing within one year, notes and other debt secu-rities of various maturities, and repurchase agreements collateralized by these securities. The Fund also may invest without limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the subadviser for temporary defensive purposes in response to unusual market and economic conditions. See "Short-Term Instruments" below. To the extent described below under "Addi-tional Investment Strategies and Techniques; Risk Factors," the Fund also may purchase shares of other investment companies and may engage in other invest-ment practices, including repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

 Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities convertible into common or preferred stock, and warrants issued by companies domiciled outside of the United States ("foreign issuers"), and shares of U.S registered investment companies that invest pri-marily in foreign securities. The Fund may purchase when-issued securities otherwise eligible for purchase by the Fund and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American De-pository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities of foreign issuers.

 Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated in-vestment grade pursuant to procedures established by the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative char-acteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal pay-ments than is the case with higher grade bonds.

 The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce div-idends or interest income, and the Fund can look only to price appreciation for a return on such investments.

 The relative performance of foreign currencies is an important element in the Fund's performance. Although the subadviser does not expect to hedge foreign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging tech-niques that may be employed by the subadviser are described below in "Addi-tional Investment Strategies and Techniques; Risk Factors: Foreign Currency and Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

 The Fund is designed for investors who desire to achieve international diver-sification of their investments by participating in foreign securities mar-kets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not a com-plete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under "Additional Investment Strategies and Techniques; Risk Factors."


ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

 The Funds may utilize the investment strategies and techniques described be-low.

 SAMPLING AND TRADING IN THE BOND INDEX FUND. The Bond Index Fund does not ex-pect to hold all of the individual issues which comprise the Aggregate
Bond Index because of the large number of secu-rities involved. Instead, the Fund will hold a representative sample of secu-rities, selecting one or two issues to represent entire classes or types of securities in the Index. This sampling technique is expected to be an effec-tive means of substantially duplicating the income and capital returns pro-vided by the Index.

 To reduce transaction costs, the Bond Index Fund's securities holdings will not be automatically traded or re-balanced to reflect changes in the Aggregate Bond Index. The Fund will seek to buy round lots of securities and may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the In-dex, thereby reducing the correlation between the Fund and the Index. The Fund is not required to buy or sell securities solely because the percentage of their assets invested in Index securities changes when their market values in-crease or decrease. In addition, in order to more closely correlate the return of the Index, the Fund may omit or remove Index securities from its portfolio and substitute other Index securities if the investment managers believe the removed security to be insufficiently liquid or believe the merit of the in-vestment has been substantially impaired by extraordinary events or financial conditions. The investment managers of the Fund seek a correlation of 0.95 or better between the performance of the Fund and that of the Aggregate Bond In-dex. See "U.S. Trust's Investment Philosophy and Strategies--Bond Index Fund" above.

 CONVERTIBLE SECURITIES. Each of the Funds other than the Bond Index Fund may invest in investment grade convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt se-curities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the gen-eral level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.

 In addition, the Income and the Total Return Bond Funds may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Bonds at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights there-under for speculative purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

 INVESTMENTS BELOW INVESTMENT GRADE. As discussed above, investments by the Income and the Total Return Bond Funds in obligations rated below the four highest ratings of S&P and Moody's (commonly called "junk bonds") have differ-ent risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such secu-rities, and the net asset value of the Income and Total Return Bond Funds' Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the se-curities, (e) the impact that legislation may have on the high yield bond mar-ket (and, in turn, on the Fund's net asset value and investment practices),
(f) the operation of mandatory sinking fund or call/redemption provisions dur-ing periods of declining interest rates whereby a Fund may be required to re-invest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an eco-nomic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and ad-versely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obliga-tion held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund's trading in fixed-income securities to achieve capital appreciation en-tails risks that capital losses rather than gains will result.

 Debt obligations rated "BB", "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions. The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating. The rating "C" is applied to debt subordinated to a senior debt which is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are con-tinued. Debt obligations rated "D" are in default, and payments of interest and/or repayment of principal are in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt obligations. Debt obliga-tions rated "Ba", "B", "Caa", "Ca" and "C" provide questionable protection of interest and principal. The rating "Ba" indicates that a debt obligation has some speculative characteristics. The rating "B" indicates a general lack of characteristics of desirable investment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly specula-tive. "C" represents the lowest rated class of debt obligations. Moody's ap-plies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range ranking; and the modifier "3" indi-cates that the security ranks at the lower end of its generic rating category. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines es-tablished by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller de-faults and the collateral value declines, the Fund might incur a loss. If bank-ruptcy proceedings are commenced with respect to the seller, the Fund's reali-zation upon the disposition of collateral may be delayed or limited. Invest-ments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

 REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emer-gency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each of the Funds may also agree to sell portfolio secu-rities to financial institutions such as banks and broker-dealers and to repur-chase them at a mutually agreed date and price (a "reverse repurchase agree-ment"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including ac-crued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

 INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each of the Funds may invest in securities issued by other in-vestment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securi-ties of issuers located in one foreign country. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other ex-penses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be du-plicated. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act, that is, a Fund may invest a maxi-mum of up to 10% of its total assets in securities of other investment compa-nies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one invest-ment company. The foregoing restrictions do not apply to the Bond Index Fund, which invests all its investable assets in the Bond Index Portfolio.

 FOREIGN INVESTMENTS. In accordance with their respective investment objectives and policies, the Equity, Balanced and Equity Growth Funds may invest, and the International Equity Fund will invest, in common stocks of foreign corpora-tions, and each of such Funds and the Income and Total Return Bond Funds may invest in convertible securities of foreign corporations as well as fixed in-come securities of foreign government and corporate issuers. Other than the International Equity Fund, which will invest under normal market and economic conditions at least 75% of its total assets in foreign securities, none of the Funds expects to invest more than 30% (25% in the case of the Income and Total Return Bond Funds) of their respective total assets at the time of purchase in securities of foreign issuers.

 All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

 Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

 Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws re-stricting the amounts and types of foreign investments.

 While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

 The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

 The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such institutions issue ADRs which may not be sponsored by the issuer of the under-lying foreign securities. A non-sponsored depository may not provide the same shareholder informa-tion that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar ar-rangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in Eu-ropean securities markets.

 Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

 FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Equity, Income, Total Return Bond, Balanced and Equity Growth Funds may buy and sell, and the International Eq-uity Fund will buy and sell, securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Funds may enter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

 A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-change contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign cur-rency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward con-tracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

 The Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or princi-pally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign cur-rency in exchange for another foreign currency if its investment manager ex-pects the foreign currency purchased to appreciate against the U.S. dollar.

 Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the suc-cessful execution of a hedging strategy is highly uncertain.

 FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Bond Index Fund will not invest in futures or options as part of a defensive strategy to protect against potential stock market declines. The Funds other than the Bond Index Fund may use futures contracts and options for both hedging and risk manage-ment purposes, although not for speculation. See "Futures Contracts and Op-tions on Futures Contracts" in the Statement of Additional Information.

 The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indexes of securities, (b) purchase and sell futures contracts on securities and indexes of securities and (c) purchase put and call options on futures contracts on securities and indexes of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indexes of securities and on futures contracts on securities and indexes of securities. The staff of the SEC has taken the posi-tion that OTC options are illiquid and, therefore, together with other illiq-uid securities held by a Fund, cannot exceed 15% of such Fund's net assets. The Funds intend to comply with this limitation.

 The Funds (other than the Bond Index Fund) may use options and futures con-tracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures con-tracts and buying puts, tend to hedge a Fund's investments against price fluc-tuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strat-egy in a manner deemed appropriate by the Fund's investment managers and con-sistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

 The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower such Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could signifi-cantly increase the Fund's turnover rate. For more information on these in-vestment techniques, see the Statement of Additional Information.

 Each of the Funds may purchase and sell put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the ag-gregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin deposits required on all such futures and premium on options thereon held at any time do not exceed 5% of such Fund's to-tal assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. None of the Funds has any current intention of purchasing futures contracts or investing in put and call options on securities, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

 Illiquid Investments; Privately Placed and other Unregistered Securities. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securi-ties Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or re-ceives upon resale may be lower than the price paid or received for similar se-curities with a more liquid market. Accordingly the valuation of these securi-ties will reflect any limitations on their liquidity.

 Acquisitions of illiquid investments by the Funds are subject to the following non-fundamental policies. Each Fund may not invest in additional illiquid secu-rities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each of the Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trad-ing in Rule 144A securities were to decline, these securities could become il-liquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these secu-rities when the investment manager wishes to do so, or might have to sell them at less than fair value.

 SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term income securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. Although the Bond Index Fund normally seeks to remain substantially fully invested in securities selected to match its corresponding index consistent with seeking a correlation of 0.95 or better between the Fund's performance and that of its corresponding index, the Bond Index Fund may invest temporarily up to 20% of its assets in certain short-term fixed income securities. In adverse market conditions and for temporary defensive purposes only, each of the Funds other than the Bond Index Fund may temporarily invest their respective assets without limitation in short-term investments; the Bond Index Fund, on the other hand, will not invest in short-term instruments as part of a defensive strategy to protect against potential market declines. Short-term investments include: ob-ligations of the U.S. Government and its agencies or instrumentalities; commer-cial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-referenced securities; and, in the case of the International Equity Fund, cash and bank instruments denominated in foreign currencies. Commercial paper con-sists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corpora-tions. The Funds may invest in com mercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by in-stitutional investors through investment dealers, and individual investor par-ticipation in the commercial paper market is very limited.

 Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Gov-ernment. The Funds will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' ac-ceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon ma-turity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable in-terest rates.

 The Funds will limit their short-term investments to those U.S. dollar-denomi-nated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of compa-rable quality pursuant to procedures established by the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. In-vestments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

 SECURITIES LENDING. The Funds may seek to increase their income by lending se-curities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current mar-ket value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security, and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be termi-nable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed secu-rity and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". A Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box".

 CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objec-tives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, a Fund may invest in obligations other than those listed pre-viously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

 PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, and the Bond Index Fund is managed to reflect the composition of the Aggregate Bond Index, each Fund may sell securities irrespective of how long such securities have been held. Ordinarily, securities will be sold from the Bond Index Fund only to reflect certain administrative changes in the Aggregate Bond Index (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of its portfolio to its benchmark Index. Each Fund may sell a portfolio investment im-mediately after its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more fa-vorable investment opportunity or other circumstances bearing on the desirabil-ity of continuing to hold such investments.

 Portfolio turnover will not be a limiting factor in making portfolio decisions for the Income Fund and the Total Return Bond Fund, whose annual portfolio turnover rates are not expected to exceed 400%. The annual portfolio turnover rate for each other Fund is not expected to exceed 100%. A rate of 100% indi-cates that the equivalent of all of a Fund's assets have been sold and rein-vested in a calendar year. A high rate of portfolio turnover may involve corre-spondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of the respective Funds. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See "Tax Matters" below.

                                     * * *

 As diversified investment companies, 75% of the assets of each Fund are repre-sented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for pur-poses of this calculation are subject to the following fundamental limitations:
(a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstand-ing voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry, un-less, for the Bond Index Fund, the securities in a single industry were to com-prise 25% or more of the Aggregate Bond Index, in which case the Bond Index Fund will invest 25% or more of its assets in that industry. These are funda-mental investment policies of each Fund which may not be changed without in-vestor approval.

 The Statement of Additional Information includes further discussion of invest-ment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the invest-ment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the ap-proval of that Fund's shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utiliza-tion of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of the policy. Shareholders of the Bond Index Fund should be aware that fundamental investment restrictions of the Bond Index Portfolio may not be changed without the approval of the in-vestors (including the Bond Index Fund) in that Portfolio.

 The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved. See "Investment Restric-tions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "majority of the outstanding vot-ing securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of that Fund. Except as stated otherwise, all investment ob-jectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

 SPECIAL INFORMATION CONCERNING HUB AND SPOKE STRUCTURE APPLICABLE TO THE BOND
                                  INDEX FUND

 Unlike the Equity, Income, Total Return Bond, Balanced, Equity Growth and In-ternational Equity Funds, which directly acquire and manage their own portfo-lios of securities, the Bond Index Fund seeks to achieve its investment objec-tive by investing all of its investable assets in the Bond Index Portfolio, a separate series of Federated Investment Portfolios (the "Federated Portfo-lios"). The Bond Index Fund invests in the Bond Index Portfolio through Signa-ture Financial Group Inc.'s two-tier structure known as the Hub and Spoker fi-nancial services method. Hub and Spoker employs a two-tier master/feeder fund structure and is a registered service mark of Signature Financial Group, Inc. The Bond Index Fund has the same investment objective and policies as the Bond Index Portfolio. In addition to selling a beneficial interest to the Bond In-dex Fund, the Bond Index Portfolio may sell beneficial interests to other mu-tual funds or institutional investors. Such investors will invest in the Bond Index Portfolio on the same terms and conditions and will pay a proportionate share of the Bond Index Portfolio's expenses. However, the other investors in-vesting in the Bond Index Portfolio are not required to issue their shares at the same public offering price as the Bond Index Fund due to variations in sales commissions and other operating expenses. Investors in the Bond Index Fund should be aware that these differences may result in differences in re-turns experienced by investors in the different funds that invest in the Bond Index Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Bond Index Portfolio is available from Federated Services Company ("FSC") at (800) 245-5040.

 As with the Funds, the investment objective of the Bond Index Portfolio may be changed without the approval of the investors in that Portfolio, but not without written notice thereof to the investors in that Portfolio (and notice by the Trust to the shareholders of the Bond Index Fund) thirty days prior to implementing the change.

 Smaller funds investing in the Bond Index Portfolio may be materially af-fected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for tradi-tionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is re-quested to vote on matters pertaining to the Bond Index Portfolio (other than a vote by the Bond Index Fund to continue its investment in the Bond Index Port-folio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Bond Index Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Bond In-dex Fund shareholders who do not vote will not affect the Trust's votes at the Bond Index Portfolio meeting. The percentage of the Trust's votes representing Bond Index Fund shareholders not voting will be voted by the Trustees or offi-cers of the Trust in the same proportion as Bond Index Fund shareholders who do, in fact, vote. Certain changes in the Bond Index Portfolio's investment ob-jective, policies or restrictions may require the Trust to withdraw the Bond Index Fund's investment in the Bond Index Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Bond Index Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Bond Index Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

 The Trust may withdraw the investment of the Bond Index Fund from the Bond In-dex Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Bond Index Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all of the investable assets of the Bond Index Fund in another pooled investment entity having the same investment objective and policies as the Bond Index Fund or retaining an investment adviser to man-age the Fund's assets in accordance with the investment policies described above.

 For descriptions of the investment objectives, policies and restrictions of the Bond Index Portfolio, see "Investment Objectives and Policies" herein and in the Statement of Additional Information. For descriptions of the management of the Bond Index Portfolio, see "Management of the Trust" herein and in the Statement of Additional Information. For descriptions of the expenses of the Bond Index Portfolio, see "Management of the Trust" and "Expenses" below.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the shares of each Fund (the "Shares") are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day both the NYSE is open for trading and the Funds are open for business ("Business Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanks-giving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds other than the Bond Index Fund which are traded only on over-the-counter mar-kets are valued on the ba-sis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Securities in the Bond Index Fund which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quota-tions are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

 Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by each Fund's investment managers and the administrators under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

 Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), and accepted by the distributor, Edgewood Services, Inc. (the "Distributor"). There is no minimum amount for initial or subsequent investments. Purchase or-ders for Shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

 Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

PURCHASE PROCEDURES

 Shares may be purchased directly only by institutional investors ("Institu-tional Investors"). An Institutional Investor (a "Shareholder Organization") may elect to hold of record Shares for its customers ("Customers") and to rec-ord beneficial ownership of Shares on the account statements provided to its Customers.

In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the proce-dures agreed to by the Shareholder Organization and the Distributor. Confirma-tions of all such purchases and redemptions by Shareholder Organizations for the benefit of their customers will be sent by CGFSC to the particular Share-holder Organization. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such trans-actions and periodic account statements directly to the Customers.

CERTIFICATES WILL NOT BE ISSUED FOR SHARES.

 Customers may agree with a particular Shareholder Organization to make a min-imum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

Purchases by Wire

 Institutional Investors may purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for in-structions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  The Chase Manhattan Bank, N.A.
  ABA #021000021
  Excelsior Institutional Trust
  Credit DDA #910-2-733046
  [Account Registration]
  [Account Number]
  [Wire Control Number] *See Above*

 Shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order provided that the federal funds wire has been received by the Fund's bank on that Business Day.

 It is intended that each Fund will be as fully invested at all times as is reasonably practicable in order to enhance the yield on their respective as-sets. Accordingly, in order to make investments which will immediately gener-ate income, a Fund must have federal funds available. Purchase orders received and accepted after 4:00 p.m. Eastern time will be effected at the net asset value next determined even if a Fund received federal funds on that day.

 Investors making initial investments by wire must promptly complete the ap-plication accompanying this Prospectus and forward it to CGFSC. No account ap-plication is required for subsequent purchases. Completed applications should be directed to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 The application may also be sent via facsimile. Please contact CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for complete instruc-tions. Redemptions by investors will not be processed until the completed ap-plication for purchase of Shares has been received and accepted by CGFSC. In-vestors making subsequent investments by wire should follow the above instruc-tions.

Purchases by Telephone

 For Institutional Investors who have previously selected the telephone pur-chase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per share next determined after ac-ceptance of the order.

  By establishing the telephone purchase option, the Institutional Investor authorizes CGFSC and the Distributor to act upon telephone instructions be-lieved to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accord-ingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

 This option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Orga-nizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

Exchange Privilege

 Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund described herein at their respective net asset values. An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an ex-changing shareholder may, therefore, realize a taxable gain or loss in connec-tion with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should review the disclosure provided herein relating to the ex-changed-for shares carefully prior to making an exchange. The exchange privi-lege is available to shareholders residing in any state in which Trust shares being acquired may be legally sold.

 The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

Exchanges by Telephone

 For Institutional Investors who have previously selected the telephone ex-change option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The exchange by telephone will be effected at the net asset value per share next determined after ac-ceptance of the order for each Fund.

 By establishing the telephone exchange option, the Institutional Investor au-thorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, In-stitutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or re-quiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

REDEMPTION OF SHARES

 Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value next determined after proper receipt in good form and acceptance of an order for redemption. Proceeds from redemption or-ders received and accepted by 4:00 p.m. Eastern time will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

 It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered in proper form. In some cases, additional documentation may be requested.

 Investment return and principal value of an investment in each Fund will fluctuate, so that the value of shares redeemed may be more or less than the shareholder's cost. Redemptions of shares are taxable events on which a shareholder may realize a gain or loss.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis.

 Customers redeeming Shares through certain Shareholder Organizations or certi-fied financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organization for further information on transaction fees.

 Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Cus-tomers of Shareholder Organizations for whom individual accounts have been es-tablished with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Trust shares.

 If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connec-tion with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

Redemption by Wire or Telephone

 Institutional Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemp-tion proceeds directly to the investor's predesignated bank account at any com-mercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring re-demption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail". Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. CGFSC, the Trust and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, share-holders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

Redemption by Mail

 Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

 A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. All eligible guarantor in-stitutions must participate in the Securities Transfer Agents Medallion Pro-gram ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and infor-mation on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

 Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

Other Redemption Information

 Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Share-holder Organization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

RETIREMENT PLANS

 Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

 IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

 Profit Sharing and Money-Purchase Plans for corporations and self- employed individuals and their partners to benefit themselves and their employees; and

 Keogh Plans for self-employed individuals.

 Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemp-tion provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755). Customers of Shareholder Organizations may purchase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

 Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and dis-tributes all of its net investment income and realized capital gains to share-holders in accordance with the timing requirements imposed by the Code, no fed-eral income or excise taxes will be required to be paid from that Fund, al-though foreign-source income of a Fund may be subject to foreign withholding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its tax-able income and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders. With respect to the Bond Index Fund, the Bond Index Portfolio in which it invests is also not expected to be required to pay any federal income or excise taxes.

 Shareholders of a Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distribu-tions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for federal in-come tax purposes whether received in cash or reinvested in additional Shares of a Fund.

 A portion of the ordinary income dividends of a Fund invested in stock of do-mestic corporations may qualify for the dividends-received deduction for corpo-rations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular share-holders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis re-duction), and the amount of dividends (if any) which may qualify for the divi-dends-received deduction for corporations.

 In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

 If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign in-come taxes paid by the Fund, shareholders may be eligible for foreign tax cred-its or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

 The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Rev-enue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the share-holder's federal income tax liability.

 Under current law, neither the Trust, as a Delaware business trust, nor any of the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" under the Code.

 The foregoing discussion is intended for general information only. An investor should consult with its own tax advisor as to the tax consequences of an in-vestment in the Funds, including the status of distributions from the Funds un-der applicable state and local laws.

                            MANAGEMENT OF THE TRUST

 The Boards of Trustees of Excelsior Institutional Trust (the "Trust") provide general supervision over the affairs of the Trust. The Trustees decide upon matters of general policy and review the actions of service providers such as the investment managers, service agent, distributor, and others.

INVESTMENT MANAGERS

Equity Fund, Income Fund and Total Return Bond Fund

 U.S. Trust is responsible for the management of the assets of the Equity Fund, Income Fund and Total Return Bond Fund, pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of such Funds. With respect to these Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and main-tains records relating to such purchases and sales.

 The following persons are primarily responsible for the day-to-day management of the following Funds:

Equity Fund.......................................... Leigh H. Weiss, Vice
                                                      President and Senior
                                                      Portfolio Manager, U.S.
                                                      Trust (since  September,
                                                      1993); Portfolio Manager,
                                                      Goldman Sachs & Co. (since
                                                      1981).
Income Fund.......................................... Charles E. Rabus, Vice
                                                      President and Senior
                                                      Portfolio Manager, U.S.
                                                      Trust (since 1987).
Total Return Bond Fund...............................
                                                      Henry M. Milkewicz, Senior
                                                      Vice President and Senior
                                                      Portfolio Manager, U.S.
                                                      Trust (since 1986).

 For its services under the Advisory Agreement, U.S. Trust is entitled to re-ceive from the Equity Fund, Income Fund and Total Return Bond Fund, a fee ac-crued daily and paid monthly at an annual rate equal to 0.65% of each Fund's average daily net assets. U.S. Trust has agreed to waive a portion of its in-vestment advisory fees under the Advisory Agreement which waiver may be termi-nated at any time.

 U.S. Trust is a state-chartered bank and trust company which provides trust and banking services to individuals, corporations and institutions, both na-tionally and internationally, including investment management, estate and trust admin-istration, financial planning, corporate trust and agency services, and per-sonal and corporate banking. U.S. Trust is a member bank of the Federal Re-serve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On June 30, 1995, U.S. Trust's Asset Management Group had approximately $41.2 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a subsidiary of U.S. Trust Corporation, a reg-istered bank holding company. U.S. Trust also serves as investment adviser to Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.), which are registered investment companies consisting of the following funds:
Equity Fund; Income and Growth Fund; Long-Term Supply of Energy Fund; Produc-tivity Enhancers Fund; Environmentally-Related Products and Services Fund; Ag-ing of America Fund; Communication and Entertainment Fund; Business and Indus-trial Restructuring Fund; Global Competitors Fund; Early Life Cycle Fund; In-ternational Fund, Emerging Americas Fund; Pan European Fund; Pacific/Asia Fund; Money Fund; Government Money Fund; Treasury Money Fund; Short-Term Gov-ernment Securities Fund; Intermediate-Term Managed Income Fund; Managed Income Fund; Short-Term Tax Exempt Money Fund; Short-Term Tax-Exempt Securities Fund; New York Intermediate-Term Tax-Exempt Fund; Intermediate-Term Tax-Exempt Fund; and Long-Term Tax-Exempt Fund. U.S. Trust also serves as investment adviser to the UST Variable Series, Inc.

BALANCED FUND, EQUITY GROWTH FUND AND INTERNATIONAL EQUITY FUND

 United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is responsible for the management of the assets of the Balanced Fund, Equity Growth Fund and International Equity Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of such Funds. U.S. Trust Pacific has delegated the daily management of the investment port-folios of these Funds to the investment managers named below, acting as subadvisers (the "Subadvisers"):

Balanced Fund...................................... Becker Capital Management,
                                                    Inc. ("Becker")
Equity Growth Fund.................................
                                                    Luther King Capital
                                                    Management ("Luther King")
International Equity Fund..........................
                                                    Harding, Loevner Management,
                                                    L.P. ("Harding Loevner")

 Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Subadvisers. U.S. Trust Pacific closely monitors the Subadvisers' application of these Funds' investment poli-cies and strategies, and regularly evaluates the Subadvisers' investment re-sults and trading practices.

 For its services under the Advisory Agreement, U.S. Trust Pacific is entitled to receive from each of the Balanced, Equity Growth and International Equity Funds, fees accrued daily and paid monthly at an annual rate equal to the per-centages specified below of such Fund's average daily net assets: (a) 0.65% for the each of Balanced Fund and Equity Growth Fund; and (b) 1.00% for the International Equity Fund. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, is a subsidi-ary of United States Trust Company of New York. Although the advisory fee paid by the International Equity Fund is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the In-ternational Equity Fund is similar to fees currently being paid by other in-vestment companies which also invest primarily in foreign issuers. U.S. Trust Pacific has agreed to waive a portion of its investment advisory fees with re-spect to each Fund listed above, which waiver may be terminated at any time.

 Pursuant to the subadvisory agreements, the Subadvisers make the day-to-day investment decisions and portfolio selections for the Balanced, Equity Growth and International Eq-uity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Trust. For the investment management services they provide to the Funds, the Subadvisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Trust. For their services under the subadvisory agreements, the Subadvisers are entitled to receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified below of the Fund's average daily net assets: (a) 0.425% for the Balanced Fund, (b) 0.40% for the Equity Growth Fund, and (c) 0.50% for the International Equity Fund. Each Subadviser has agreed to waive a portion of its investment advisory fees with respect to its respective Fund, which waivers may be terminated at any time. The Subadvisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds.

 Becker, the Subadviser for the Balanced Fund, maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1995, Becker had $1.1 billion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Fund is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 19 years of experience in investment management to his posi-tion.

 Luther King, the Subadviser for the Equity Growth Fund, maintains its princi-pal offices at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102. As of June 30, 1995, Luther King had $4.8 billion in assets under management. In-vestment decisions for the Equity Growth Fund are made by committee and no person(s) are primarily responsible for making recommendations to that commit-tee.

 Harding Loevner, the Subadviser for the International Equity Fund maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1995, Harding Loevner had $512 million in assets under manage-ment. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

BOND INDEX FUND

 The Trust seeks to achieve the investment objective of the Bond Index Fund by investing all investable assets of that Fund in the Bond Index Portfolio, which has the same investment objective and policies as the Bond Index Fund. Federated Management is responsible for the management of the assets of the Bond Index Portfolio, pursuant to an investment advisory agreement (the "Fed-erated Advisory Agreement") with Federated Portfolios on behalf of the Bond Index Portfolio. Federated Management has delegated daily management of the security holdings of the Bond Index Portfolio to U.S. Trust, acting as subadviser.

 Subject to the general guidance and policies set by the Trustees of Federated Portfolios, Federated Management provides general supervision over the invest-ment management functions performed by U.S. Trust. Federated Management closely monitors U.S. Trust's application of the Bond Index Portfolio's in-vestment policies and strategies, and regularly evaluates U.S. Trust's invest-ment results and trading practices.

 For its services under the Federated Advisory Agreement, Federated Management is entitled to receive from the Bond Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Bond Index Portfolio's average daily net assets. Federated Management has agreed to waive all invest-ment advisory fees with respect to the Bond Index Portfolio. This waiver may be terminated at any time, although Federated Investors has agreed to maintain total operating expenses (after waivers and reimbursements) of the Bond Index Portfolio at no greater than 0.20% of average net assets for the twelve month period following January 2, 1996. Federated Management, which has its princi-pal offices at Federated Investors Tower,

1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a Delaware business trust. Federated Management is an indirect, wholly-owned subsidiary of Feder-ated Investors, a Delaware business trust which, together with its affiliates, has approximately $80 billion in assets under management. Federated Management acts as investment adviser to 25 investment companies with multiple portfolios or series.

 Pursuant to an investment subadvisory agreement, U.S. Trust makes the day-to-day investment decisions and portfolio selections for the Bond Index Portfolio, consistent with general guidelines and policies established by Federated Man-agement and the Board of Trustees of Federated Portfolios. For the investment management services U.S. Trust provides to the Bond Index Portfolio, U.S. Trust is compensated only by Federated Management and receives no fees directly from Federated Portfolios. For its services under the subadvisory agreement, U.S. Trust is entitled to receive from Federated Management a fee accrued daily and paid monthly at an annual rate equal to 0.12% of the Bond Index Portfolio's av-erage daily net assets. U.S. Trust has agreed to waive all investment advisory fees with respect to the Bond Index Portfolio, which waiver may be terminated at any time. U.S. Trust furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Bond Index Portfolio's investments and effecting securities transactions for the Portfolio. For infor-mation on U.S. Trust please see "Investment Managers--Equity Fund, Income Fund and Total Return Bond Fund" above.

 Bruce Tavel, Senior Vice President, and Cyril M. Theccanat, Vice President of U.S. Trust, Structured Investment Management Department, are primarily respon-sible for the day-to-day management of the Bond Index Portfolio. Mr. Theccanat has been managing structured investment portfolios at U.S. Trust since January, 1990. Prior to this, Mr. Theccanat was a Vice President of Drexel Burnham Lam-bert, responsible for interest rate and foreign exchange risk management. Mr. Tavel designs, develops and implements analytic procedures and services utiliz-ing quantitative and financial information. He has over 17 years of experience in the execution of decision support systems at U.S. Trust and previously at Lehman Asset Management, where he was Director of Institutional Computer Serv-ices.

 Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York or any other bank.

ADMINISTRATORS

 U.S. Trust, located at 114 West 47th Street, New York, NY 10036, Chase Global Fund Services Company ("CGFSC"), located at 73 Tremont Street, Boston, Massa-chusetts 02108, and Federated Administrative Services ("FAS"), a subsidiary of Federated Investors located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, serve as the Funds' administrators (the "Administrators"). The Administrators supervise the affairs of the Trust, in-cluding, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the various service providers of the Trust; provide equipment and clerical personnel necessary for maintaining the organization of the Trust; prepare and distribute all materials in connection with meetings of Trustees and investors; prepare and file all documents required for compliance by the Trust with applicable laws and regula-tions; and arrange for the maintenance of Fund accounting and record-keeping of the Trust.

 Federated Services Company ("FSC") serves as servicing agent and fund account-ing agent to the Trust with respect to the Bond Index Fund, pursuant to an agreement between FSC and the Trust (the "Servicing Agent Agreement"), which provides that FSC will perform or provide certain administrative and fund ac-counting services to the Bond Index Fund. FSC is a subsidiary of Federated In-vestors.

 As compensation for providing these services and facilities to the Trust, the Administrators and FSC (with respect to the Bond Index Fund only) are jointly entitled to an annual fee, computed daily and paid monthly from each of the Funds (other than the International Equity Fund), based on the combined aver-age daily net assets of the Funds, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.), and Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (collectively the "Fund Complex") as follows:

                     COMBINED AVERAGE DAILY NET
                    ASSETS OF THE FUNDS COMPLEX                      ANNUAL FEE
                    ---------------------------                      ----------
first $200 million..................................................   0.200%
next $200 million...................................................   0.175%
over $400 million...................................................   0.150%

 Administrative fees payable to the Administrators and FSC by each of the above Funds are determined in proportion to their pro rata share of the total average daily net assets of all of the funds in the Fund Complex at the time of determination. The Administrators are jointly entitled to an annual fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of such Fund. From time to time the one or more of the Administrators or FSC may waive all or a por-tion of the administrative fee payable to them by the Funds, which waiver may be terminated at any time. For the fiscal year ended May 31, 1995, Signature Financial Services, Inc., the former servicing agent, was entitled to receive fees under the compensation arrangements then in place for administrative services (other than fund accounting services) at an annual rate of up to 0.07% of the average daily net assets of the portfolios in which the Funds were then invested. For its fund accounting services for the same period Sig-nature Financial Services, Inc. was entitled to receive a per annum fee from each Fund and each portfolio in which the Funds were then invested equal to $12,000 and $50,000 respectively.

DISTRIBUTOR

 Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distribu-tor"), Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897, acts as principal underwriter for the Shares. Edgewood Services, Inc., a reg-istered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its affiliates act as distributor and serve as administrator to twenty-four bank related mutual fund complexes.

SHAREHOLDER SERVICING AGENTS

 The Trust has entered into shareholder servicing agreements with several shareholder servicing agents, including U.S. Trust. Pursuant to these agree-ments, a shareholder servicing agent, as agent for its customers who are pur-chasing Shares, will perform the following services for these investors, among other things: answer customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Shares of each Fund may be effected and certain other matters pertaining to a Fund; assist shareholders in designating and changing dividend options, account designa-tions and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, exchange and redemption transactions; arrange for the wiring of funds; trans-mit and receive funds in connection with customer orders to purchase, exchange or redeem Shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated ac-counts; provide periodic statements showing a customer's account balances and, to the extent practicable, integrate such information with other client trans-actions otherwise effected with or through the shareholder servicing agent; furnish (either separately or on an integrated basis with other reports sent to the customer by its shareholder servicing agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, prospectuses, proxy statements, annual reports, updating pro-spectuses, if any, and other communications from the Trust to shareholders of each Fund; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Trust or a share-holder may request. For these services, the shareholder servicing agents will receive a fee accrued daily and paid monthly for the respective Fund's current fiscal year at an annual rate of up to 0.25% of the average daily net assets represented by shares owned during the period for which payment is being made by customers of the shareholder servicing agent. In addition, certain share-holder servicing agents will perform record keeping and administrative func-tions for which they will receive a fee at an annual rate of up to 0.15% of each Fund's average daily net assets. Shareholder servicing agents are ex-pected to waive a portion of their fees.


CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to The Chase Man-hattan Bank, N.A., Mutual Funds Service Division, 770 Broadway, New York, NY 10003. Chase Global Funds Services Company ("CGFSC"), 73 Tremont Street, Bos-ton, Massachusetts 02108, serves as the transfer agent for the Funds, provid-ing transfer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.

BOND INDEX PORTFOLIO--SERVICE PROVIDERS

 Federated Services Company ("FSC"), a Pennsylvania corporation whose address is Federated Investors Tower, 1001 Liberty Avenue, Pittburgh, PA 15222-3779, serves as transfer agent, dividend disbursing agent and custody procurement agent for Federated Portfolios. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by sharehold-ers. FSC also maintains Federated Portfolio's accounting records. The fee for this service (of which the Bond Index Portfolio bears its pro rata share) is based upon the level of Federated Portfolios' average net assets for the pe-riod plus out-of-pocket expenses. Federated Services Company is a wholly-owned subsidiary of Federated Investors.

 Federated Securities Corp. is the placement agent for investments in the Bond Index Portfolio. Federated Securities Corp. is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. It is a Penn-sylvania corporation organized on November 14, 1969, and is the principal dis-tributor for a number of investment companies. Federated Securities Corp. re-ceives no fee for its services as placement agent for the Bond Index Portfo-lio. Federated Securities Corp. is a wholly-owned subsidiary of Federated In-vestors.

 FSC provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Bond Index Portfo-lio. FSC is entitled to receive a fee from the Bond Index Portfolio accrued daily and paid monthly at a annual rate of up to 0.05% of the average daily net assets of the Bond Index Portfolio, subject to a minimum of $60,000 (un-less waived). From time to time FSC may waive all or a portion of the adminis-trative fee, and has agreed to waive a portion of the administrative fee for the twelve month period following January 2, 1996.

 Investors Bank & Trust Company, 79 Milk Street, Boston, Massachusetts 02205 serves as custodian of the Bond Index Portfolio's assets.

EXPENSES

 The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the Administrators, of independent audi-tors, of legal counsel and of any transfer agent, custodian, registrar or div-idend disbursing agent of the Trust; insurance premiums; and expenses of cal-culating the net asset value of, and the net income on shares of the Funds.

 Expenses of the Trust also include expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy state-ments and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issu-ance, registration and qualification of shares of each Fund and the prepara-tion, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

 The Bond Index Fund invests through the Bond Index Portfolio, which is a se-ries of Federated Portfolios. Expenses of Federated Portfolios (of which the Bond Index Portfolio bears its pro rata share) include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees, interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, registrar or dividend disbursing agent of Federated Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income or interests in the Bond Index Portfolio.

 Expenses of Federated Portfolios also include expenses connected with the ex-ecution, recording and settlement of security transactions; fees and expenses of Federated Portfolios' custodian for all services to Bond Index Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; and the advisory fees, if any, payable to Federated Management under the Federated Advisory Agreement.

 Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. Based on advice of its counsel, it is the position of U.S. Trust and U.S. Trust Pacific that the investment advisory services performed by U.S. Trust or U.S. Trust Pacific under the Advisory Agreements with the Trust, the activities performed by U.S. Trust as one of the administrators for the Funds and as subadviser for the Bond Index Portfo-lio, do not constitute underwriting activities and are consistent with the re-quirements of the Glass-Steagall Act. In addition, counsel has advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servic-ing activities by banks. State laws on this issue may differ from the inter-pretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could pre-vent a bank from continuing to perform all or part of its servicing or invest-ment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and al-ternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

 Certain Relationships and Activities. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relation-ships with the issuers of securities which may be purchased on behalf of the Funds including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment deci-sions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an is-suer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their parents or their subsidiaries or af-filiates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into con-sideration whether securities of such customers are held by any Fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

 Dividends equal to all or substantially all of each Fund's net investment in-come will be declared and paid as follows: For the Equity, Balanced and Equity Growth Funds, dividends will be declared and paid at least quarterly; for the Income, Total Return Bond and Bond Index Funds, dividends will be declared daily and paid at least monthly; for the International Equity Fund, dividends will be declared and paid at least once a year.

 Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each Fund on the basis of its relative net assets. Dividends and distributions will re-duce the net asset value of each of the Funds by the amount of the dividend or distribution.

 Additional distributions will also be made to shareholders to the extent nec-essary to avoid the application of non-deductible federal excise taxes on cer-tain undistributed income and net capital gains of mutual Funds.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

 The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the propor-tionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has seven active and two inactive series. The active series include: Excelsior Institutional Equity Fund, Excel-sior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Bal-anced Fund, Excelsior Institutional Equity Growth Fund and Excelsior Institu-tional International Equity Fund. The seven active series are offered through this Prospectus.

 Each Share of a Fund represents an interest in that Fund that is proportion-ate with the interest represented by each other Share. Shares have no prefer-ence, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meet-ings of share-holders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desir-able to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding Shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a dec-laration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

 The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

 Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

 The Bond Index Fund invests through Bond Index Portfolio, a series of Feder-ated Portfolios, which is a business trust organized under the laws of the Commonwealth of Massachusetts. The interests in Federated Portfolios are di-vided into separate series or portfolios (each a "Portfolio", collectively, the "Portfolios"). Investors in each Portfolio of Federated Portfolios will vote separately or together in the same manner as shareholders of the Trust's series. Federated Portfolios' Declaration of Trust provides that the Bond In-dex Fund and other entities investing in the Bond Index Portfolio and the other Portfolios of Federated Portfolios (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the portfolio in which they invest and the overall obligations of Federated Portfolios. However, the Trustees of the Trust believe that the risk of the Bond Index Fund incurring financial loss on account of such liability is limited to circumstances in which nei-ther the Bond Index Portfolio nor the Federated Portfolios were able to meet their obligations, and that neither the Bond Index Fund nor its shareholders will be exposed to a material risk of liability by reason of the Fund's in-vestment in the Bond Index Portfolio.

 For more information regarding the Trustees of the Trust and Federated Port-folios, see "Management of the Trust" in the Statement of Additional Informa-tion.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance infor-mation includes the Fund's investment results and/or comparisons of its in-vestment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of return" basis in the manner set forth below.

 The Trust provides period and annualized "total rates of return" and non-standardized total return data for each Fund. The "total rate of return" re-fers to the change in the value of an investment in a Fund over a stated pe-riod which reflects any change in net asset value per share and includes the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which as-sumes that the period total rate of return is generated over a one-year peri-od, and that all dividends and capital gains distributions are reinvested.

 The Trust provides annualized "yield" quotations for each Fund. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields", which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the Secu-rities and Exchange Commission.

 Since a Fund's yield and total rate of return quotations are based on histor-ical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representa-tion of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, Fund maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to institutional investors for asset management and re-lated services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Ana-lytical Services, Inc.

                                 MISCELLANEOUS

 Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

 The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds and the Bond Index Portfolio, including information related to (i) investment policies and restrictions of the Funds and the Bond Index Portfolio, (ii) Trustees and of-ficers of the Trust and Federated Portfolios, (iii) portfolio transactions and brokerage commissions, (iv) rights and liabilities of shareholders of the Trust and investors in Federated Portfolios, (v) additional performance infor-mation, including methods used to calculate yield and total return, (vi) de-termination of the net asset value of Shares of the Funds and (vii) the au-dited financial statements at May 31, 1995 and the unaudited financial state-ments at November 30, 1995 of the Funds and the corresponding portfolios or series of the St. James Portfolios in which each of the Funds had invested its investable assets at such time.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures".

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:

    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

TAXPAYER IDENTIFICATION NUMBER:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your shareholder servicing agent.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES......................................................    3
INVESTMENT OBJECTIVES AND POLICIES.......................................    7
 Equity Fund.............................................................    8
 Income Fund and Total Return Bond Fund..................................    9
 Bond Index Fund.........................................................    9
 Balanced Fund...........................................................   14
 Equity Growth Fund......................................................   16
 International Equity Fund...............................................   17
SPECIAL INFORMATION CONCERNING HUB AND SPOKE (R) STRUCTURE APPLICABLE TO
 THE BOND INDEX FUND.....................................................   28
PRICING OF SHARES........................................................   29
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES..............................   30
INVESTOR PROGRAMS........................................................   34
TAX MATTERS..............................................................   35
MANAGEMENT OF THE TRUST..................................................   36
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................   43
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.....................   43
PERFORMANCE INFORMATION..................................................   44
MISCELLANEOUS............................................................   45
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION.................................   46
ACCOUNT APPLICATION......................................................

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR IN-STITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EIF3196

                                      LOGO
 [THE LOGO OF EXCELSIOR INSTITUTIONAL TRUST APPEARS CENTERED ON THE TEXT BLOCK,
  THE WORD "EXCELSIOR' RESTS ON A PLAIN BANNER, RUNNING ACROSS THE ENTIRE TEXT
                                     BLOCK]

                                EQUITY FUND

                                INCOME FUND

                          TOTAL RETURN BOND FUND

                              BOND INDEX FUND

                               BALANCED FUND

                            EQUITY GROWTH FUND

                                INCOME FUND

                         INTERNATIONAL EQUITY FUND

                                Prospectus

                               March 1, 1996

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


 EXCELSIOR                 CHASE GLOBAL FUNDS SERVICES COMPANY    NEW
INSTITUTIONAL TRUST        CLIENT SERVICES                        ACCOUNT
                           P.O. Box 2798                          APPLICATION
                           Boston, MA 02208-2798
                           (800) 909-1989

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    [_] Individual           [_] Trust              [_] Other_____________

    Note: Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument.

    ------------------------------   -----------------------------
    Name(s) (please print)           Social Security # or Taxpayer
                                     Identification #
    ------------------------------   (   )
    Name                            -----------------------------
                                    Telephone #

    ------------------------------
    Address

    ------------------------------
    City/State/Zip                  [_] U.S. Citizen  [_] Other (specify) ______


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    FUND SELECTION MAKE CHECKS PAYABLE TO "EXCELSIOR INSTITUTIONAL TRUST."

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
     FUND                     INITIAL INVESTMENT  FUND                      INITIAL INVESTMENT
     [_] Equity Fund          $ ___________ 3100 [_] Total Return Bond Fund $ ___________ 3103
     [_] Equity Growth Fund   $ ___________ 3110 [_] Bond Index Fund        $ ___________ 3107
     [_] Balanced Fund        $ ___________ 3109 [_] Income Fund            $ ___________ 3102
     [_] International Equity
     Fund                     $ ___________ 3101 [_] Other                  $ ___________
                                                 TOTAL INITIAL INVESTMENT:  $ ___________

    NOTE: If investing     A. BY MAIL: Enclosed is a check in the
    by wire, you must      amount of $ _____ payable to "Excelsior
    obtain a Bank Wire     Institutional Trust."
    Control Number. To
    do so, please call     B. BY WIRE: A bank wire in the amount
    (800) 909-1989 and     of $___  has been sent to the Fund from
    ask for the Wire
    Desk. ((617) 557-         ------------------  ---------------
    1755 from Overseas)       Name of Bank         Wire Control
                                                    Number


    CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

    All dividends are to be      [_] reinvested   [_] paid in cash

    All capital gains are to be  [_] reinvested   [_] paid in cash

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    ACCOUNT PRIVILEGES
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    TELEPHONE EXCHANGE AND
    REDEMPTION                    AUTHORITY TO TRANSMIT
                                   REDEMPTION PROCEEDS TO PRE-
    [_] I/We appoint CGFSC as     DESIGNATED ACCOUNT.
    my/our agent to act upon
    instructions received by      I/We hereby authorize CGFSC to
    telephone in order to effect  act upon instructions received
    the telephone exchange and    by telephone to withdraw from
    redemption privileges. I/We   my/our account in the
    hereby ratify any             Excelsior Institutional Trust
    instructions given pursuant   and to wire the amount
    to this authorization and     withdrawn to the following
    agree that Excelsior          commercial bank account.
    Institutional Trust, CGFSC
    and their directors,          Title on Bank Account*____
    officers and employees will
    not be liable for any loss,   Name of Bank _____________
    liability, cost or expense
    for acting upon instructions  Bank A.B.A. Number  Account
    believed to be genuine and    Number ___________________
    in accordance with the
    procedures described in the   Bank Address _____________
    then current prospectus. To
    the extent that Excelsior     City/State/Zip ___________
    Institutional Trust fails to
    use reasonable procedures as  (attach voided check here)
    a basis for its belief, it
    or its service contractors     A corporation, trust or
    may be liable for              partnership must also submit a
    instructions that prove to     "Corporate Resolution" (or
    be fraudulent or               "Certificate of Partnership")
    unauthorized.                  indicating the names and
                                   titles of officers authorized
    I/We further acknowledge       to act on its behalf.
    that it is my/our
    responsibility to read a       * TITLE ON BANK AND FUND
    copy of the Funds' current     ACCOUNT MUST BE IDENTICAL.
    Prospectus.

    [_] I/We do not wish to have
    the ability to exercise
    telephone redemption and
    exchange privileges. I/We
    further understand that all
    exchange and redemption
    requests must be in writing.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

------------------------------------------------------------------

  AGREEMENTS AND SIGNATURES
------------------------------------------------------------------

  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares indicated of the Excelsior Institutional Trust. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund shares are not deposits or obligations of, or guaranteed or endorsed by United States Trust Company of New York, its parent and affiliates; and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X ______________________      Date _____________________
  Owner Signature               Date _____________________

  X ______________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above
  (including legal title if signing for a corporation, trust custodial account, etc.).
------------------------------------------------------------------

------------------------------------------------------------------

  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of the Funds.

  ----------------------------- -------------------------------

  Investment Dealer's Name      Source of Business Code

  ------------------------      -------------------------------

  Main Office Address           Branch Number

  ----------------------------- -------------------------------

  Representative's Number       Representative's Name

  ----------------------------- -------------------------------

  Branch Address                Telephone

  ----------------------------- -------------------------------
                                Title
  Investment Dealer's
  Authorized Signature

                                             Statement of Additional Information
                                                                   March 1, 1996


Excelsior Institutional Trust


     Excelsior Institutional Equity Fund
     Excelsior Institutional Income Fund
     Excelsior Institutional Total Return Bond Fund
     Excelsior Institutional Bond Index Fund
     Excelsior Institutional Balanced Fund
     Excelsior Institutional Equity Growth Fund
     Excelsior Institutional International Equity Fund

     Excelsior Institutional Trust (the "Trust") is comprised of nine funds. This Statement of Additional Information describes the shares of seven funds - Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Bond Index Fund (the "Bond Index Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds").


     Table of Contents                                            Page
     -----------------                                            ----

     Excelsior Institutional Trust                                   2
     Investment Objectives, Policies and Restrictions                3
     Performance Information                                        34
     Determination of Net Asset Value; Valuation of Securities      39
     Additional Purchase, Exchange, and Redemption Information      41
     Management of the Trust                                        42
     Independent Auditors                                           54
     Taxation                                                       54
     Description of the Trust; Fund Shares                          58
     Financial Statements                                           61
     Appendix                                                      A-1


Excelsior Institutional Trust
73 Tremont Street
Boston, Massachusetts  02108
(617) 557-8000

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

     This Statement of Additional Information is NOT a Prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

                         EXCELSIOR INSTITUTIONAL TRUST

     The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to institutional investors. Shares of the Trust are divided into nine separate series, seven of which are described herein. Additional series may be added to the Trust from time to time.

     United States Trust Company of New York ("U.S. Trust") is the investment adviser for the Equity Fund, Income Fund and Total Return Bond Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Funds.

     United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund, Equity Growth Fund and International Equity Fund. The daily management of the security holdings of these Funds is performed by the investment managers named below, acting as subadvisers:

      Balanced Fund...........................Becker Capital Management, Inc.

      Equity Growth Fund..................Luther King Capital Management

      International Equity Fund.........Harding, Loevner Management, L.P.

          The Trust seeks to achieve the investment objective of the Bond Index Fund by investing all of that Fund's investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios (the "Federated Portfolios"). Federated Management is the investment adviser for the Bond Index Portfolio. The daily management of the security holdings of the Bond Index Portfolio is performed by U.S. Trust, acting as subadviser. Because the Bond Index Fund invests through the Bond Index Portfolio, all references in this Statement of Additional Information to the Bond Index Fund include the Bond Index Portfolio, except as otherwise noted.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             Investment Objectives

      The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              Investment Policies

      The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectus.

Other Investment Considerations - Equity Fund

      The Equity Fund invests primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to the Fund's objective of long-term capital appreciation, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

      U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

      1.  Problem/Opportunity Companies.  Important investment opportunities
          -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

      Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

      Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Equity Fund's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

      2.  Transaction Value Companies. In the opinion of U.S. Trust, the stock
          ---------------------------
market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

      Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

      Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

     3.  Early Life Cycle Companies. Investments in early life cycle companies
         --------------------------
tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Equity Fund's investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

Investments and Investment Techniques

Gold Bullion - International Equity Fund

      The International Equity Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the subadviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

Bank Obligations

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. Government and Agency Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Commercial Paper

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     Open Market. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     Privately Placed. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

     Letter of Credit. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

Lending of Portfolio Securities

     Each Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in short-term securities subject to payment of a rebate fee to the borrower or by obtaining a fee from the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Fund must be able to terminate the loan at any time subject to prior notice;
(iv) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Fund would terminate the loan and regain the right to vote the securities.

Variable Rate and Floating Rate Securities

     Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The respective subadvisers of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

Participation Interests

     Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

Illiquid Securities

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Unsecured Promissory Notes

     Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

Repurchase Agreements and Reverse Repurchase Agreements

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

     Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

Municipal Obligations - Income Fund and Total Return Bond Fund

     The Income Fund and Total Return Bond Fund may, when deemed appropriate by U.S. Trust in light of the Funds' investment objective, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income Fund and Total Return Bond Fund that are derived from interest on municipal securities would be taxable to the Funds' investors for federal income tax purposes.

     Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Funds' securities holdings may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P described in the Prospectus and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most municipal obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer". An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

Stand-By Commitments - Income Fund and Total Return Bond Fund

     The Income Fund and Total Return Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

     The Income Fund and Total Return Bond Fund expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     The Income Fund and Total Return Bond Fund intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

Foreign Securities

     If permitted pursuant to its investment objective and policies, each Fund may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

     Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Foreign Currency Exchange Contracts

     Because each Fund, if consistent with its investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Guaranteed Investment Contracts

     Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

When-issued Securities

     If permitted pursuant to its investment objectives and policies, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero Coupon Obligations

     A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Asset-Backed Securities

     Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are non-mortgage loans or interests in mortgage loans.

     If permitted pursuant to its investment objective and policies a Fund may invest in asset-backed securities including, but not limited to, interests in pools or receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts

     General. The successful use of such instruments by a Fund may depend in
     -------
part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     Futures Contracts.  If permitted pursuant to its investment objectives and
     -----------------
policies, a Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts.  If permitted pursuant to its investment
     ----------------------------
objectives and policies, a Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     Options on Foreign Currencies.  If permitted pursuant to its investment
     -----------------------------
objectives and policies, a Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and
     -----------------------------------------------------------------------
Options on Foreign Currencies. Unlike transactions entered into by a Fund in
-----------------------------
futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on Securities

     If permitted pursuant to its investment objectives and policies, a Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Trustees.

Options on Securities Indices

     In addition to options on securities, and if permitted pursuant to its investment objectives and policies, a Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

Short Sales "Against the Box"

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

Certain Other Obligations

     In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

Rating Services

     Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser or subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            Investment Restrictions

     The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Shareholders of the Bond Index Fund, which invests through the Bond Index Portfolio, should be aware that the fundamental policies of the Bond Index Portfolio may not be changed without the approval of a "majority of the outstanding voting securities" of such Portfolio, i.e., the holders of the beneficial interests of the Portfolio. Whenever the Trust is requested to vote on a fundamental policy of the Bond Index Portfolio, the Trust will hold a meeting of the Bond Index Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

     With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

     As a matter of fundamental policy, each Fund may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund):

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a

Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities), unless, in the case of the Bond Index Fund, the bonds issued by companies in a single industry were to comprise 25% or more of Lehman Brothers Aggregate Bond Index, in which case such Fund will invest 25% or more of its assets in that industry; or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     State and Federal Restrictions.  In order to comply with certain state and
     ------------------------------
federal statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective and policies as the Fund):

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii)  invest for the purpose of exercising control or management;

     (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser or subadviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

     (vii) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer;

     (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

     (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (x) with respect to the Bond Index Fund, invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under
            Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees of Federated Portfolios.


     (xi) with respect to the Bond Index Fund, invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecssor.

     Policies (i) through (xi) may be changed by the Board of Trustees of the Trust.

               Portfolio Transactions and Brokerage Commissions

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

     A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Bond Index Fund's, Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Advisory and Subadvisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In addition, the Advisory and Subadvisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees (or Federated Portfolios' Board of Trustees, in the case of the Bond Index Portfolio), to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

The following Funds/1/ paid the following approximate brokerage commissions for their respective fiscal periods from commencement of operations/2/ through May

--------------------

     /1/ Each of the Funds paid such brokerage commissions through the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which such Fund had invested

                       (footnote continued to next page)

31, 1995: Equity Fund: $27,636; Balanced Fund: $43,886; Equity Growth Fund:
$163,537; International Equity Fund: $33,014; Bond Index, Income and Total Return Bond Funds: $0.

Portfolio Turnover

     Set forth below are the portfolio turnover rates for the Funds/3/ for the indicated periods. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See Taxation below. Portfolio turnover rates from commencement of operations/4/ through May 31, 1995 were as follows: Equity Fund, 34%; Income Fund, 34%; Total Return Bond Fund, 84%; Bond Index Fund, 67%; Balanced Fund, 57%; Equity Growth Fund, 122%; International Equity Portfolio, 8%.

                            PERFORMANCE INFORMATION

                       Standard Performance Information

     From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     Yield. The Bond Index, Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective shares, calculated in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds. Such yield will be calculated for such Fund's shares according to the following formula:

--------------------

                    (footnote continued from previous page)

all of its investable assets prior to December 18, 1995 (January 2, 1996, in the case of the Bond Index Fund).

     /2/ The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

     /3/ The turnover rates indicated are for the portfolios of the Portfolio Series corresponding to the Funds.

     /4/ See footnote 2 above.

     Yield = 2 (ab/cd + 1)/6/

Where:   a =  dividends and interest earned during the period.

         b =  expenses accrued for the period (net of reimbursements).

         c = average daily number of shares outstanding that were entitled to receive dividends.

         d =  maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

     The Balanced Fund may quote standardized effective 30-day (or one month) yield for the fixed income portion of its portfolio, calculated in the same manner as specified above.

     Total Return. Each Fund's "average annual total return" may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     T = [(ERV/P)/1/n/ - 1]

Where:   T =    average annual total return.

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

         P =    hypothetical initial payment of $1,000.

         n =    period covered by the computation, expressed in years.

     The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Distribution Rate. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

     Performance Results. Any yield or total return quotation provided for a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     Below is set forth historical return information for the Funds for the periods indicated:

Excelsior Institutional Equity Fund: average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 10.80%; and 19.90%.

Excelsior Institutional Income Fund: 30-day yield for the period ending May 31, 1995: 6.46%; 30 day yield for the period ending November 30, 1995: 6.07%; average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 7.51%; and 13.11%.


Excelsior Institutional Total Return Bond Fund: 30-day yield for the period ending May 31, 1995: 6.70% 30-day yield for the period ending November 30, 1995:
6.00%; average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 9.40%; and 16.04%.


Excelsior Institutional Bond Index Fund: 30-day yield for the period ending May 31, 1995: 6.74%; 30-day yield for the period ending November 30, 1995: 6.45%; average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 11.03%; and 16.45%.


Excelsior Institutional Balanced Fund: 30-day yield for the period ending May 31, 1995: 4.66%; 30-day yield for the period ending November 30, 1995: 4.25%; average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 14.59%; and 20.67%.


Excelsior Institutional Equity Growth Fund: average annual commencement of operations(*) to May 31, 1995 and November 30, 1995 13.38%; and 20.31%.


Excelsior Institutional International Equity Fund: average annual total return, commencement of operations(*) to May 31, 1995 and November 30, 1995 12.57%; and 14.71%.

----------------

(*) The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

                        Comparison of Fund Performance

     Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S.
-------------------------
mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money
---------------
Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization,
----------------------------
Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market
---------------
Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
"Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports
--------------------------
mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop"
-------------
section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance
--------------
of U.S. mutual funds investing internationally.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     The Trust determines the net asset value of the shares of each Fund each day both the New York Stock Exchange (the "NYSE") is open for business and the Funds are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) by dividing the total assets of a Fund less all of its liabilities, by the total number of shares of the Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

      Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     The Bond Index Fund, as an investor in the Federated Portfolios, may add to or reduce its investment in the Bond Index Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each such day, the value of each investor's interest in the Bond Index Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Bond Index Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in that Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio as of 4:00 p.m. on the following Business Day (as adjusted for any additions or reductions which are to be effected on the following Business Day).

                ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                  INFORMATION

     Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Shares are offered for sale directly only to institutional investors ("Institutional Investors"). Different types of Customer accounts at certain Institutional Investors (a "Shareholder Organization") may be used to purchase Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

     As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of shares of one Fund for another Fund.

     Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

     The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

     In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            Other Investor Programs

     As described in the Prospectus, Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations should contact their Shareholder Organization directly to determine their participation in certain services and programs.

                            MANAGEMENT OF THE TRUST

                      Trustees and Officers of the Trust

     The Trustees and officers of the Trust, their dates of birth and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust.

Trustees

     ALFRED C. TANNACHION* -- Chairman of the Board, President and Treasurer; Retired; Chairman of the Board, President, Treasurer and Director, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) (since 1985), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1985), and UST Master Variable Series, Inc. (since 1994). His date of birth is November 23, 1925. His address is 1135 Hyde Park Court, Mahwah, NJ 07430

     RODMAN L. DRAKE -- Trustee; Director, Parsons Brinkerhoff, Inc., (engineering firm) (since 1995); President, R.L. Drake & Co. Inc. (investment and consulting firm) (since 1991); Trustee, Hyperion Total Return Fund, Inc., and three other closed-end funds for which Hyperion Capital Management, Inc. is the investment adviser; Co-Chairman, KMR Power Corporation (power plants) (since
1993); Chairman, Car Rental Systems do Brazil S.A. (Hertz licensee for Brazil) (since 1994); Managing Director and Chief Executive Officer, Cresap, McCormick & Paget, Inc. (subsequently, Cresap, a Towers Perrin Company) (from 1980 to 1990); Director, Alex. Brown & Sons, Inc. (1989 to 1991); Director, Mueller Industries, Inc. (1992 to 1994). His date of birth is February 2, 1943. His address is c/o KMR Power Corp., 30 Rockefeller Plaza, Suite 5425, New York, NY 10112.

     W. WALLACE MCDOWELL, JR. -- Trustee; Private Investor (since 1994); Managing Director, Morgan Lewis Githens & Ahn (1991 to 1994); Chairman and Chief Executive Officer, The Prospect Group, Inc. (1983 to 1990) and Director, U.S. Homecare Corporation (since 1992), Grossmans, Inc. (since 1993), Children's Discovery Centers (since 1984), Interactive Technologies, Inc. (since 1992) and Jack Morton Productions (since 1987). His date of birth is November 7, 1936. His address is c/o Prospect Capital Corporation, 43 Arch Street, Greenwich, Connecticut 06830.

     JONATHAN PIEL -- Trustee; President and Editor, Scientific American, Inc. (1969 to 1994); Director, Group for The South Fork, Bridgehampton, New York (since October 1993); Member, Advisory Committee, Knight Journalism Fellowships, MIT. His date of birth is November 23, 1938. His address is 558 East 87th Street, New York, NY 10128.

     DONALD L. CAMPBELL -- Trustee; Retired; Director, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) (since 1990), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1990), UST Master Variable Series, Inc. (since 1994); Senior Vice President, Royal Insurance Company, Inc. until August, 1989; Director, Royal Life Insurance Co.
of N.Y. (since 1990).  His date of birth is February 22, 1926.   His address is
333 E. 69th Street #10-H, New York, NY 10021-5559.

     JOSEPH H. DUGAN -- Trustee; Retired; Director, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) (since 1984), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1984), UST Master Variable Series, Inc. (since 1994); President, CEO and Director, L.B. Foster Company (tubular products), (1987 to 1990). His date of birth is March 1, 1925. His address is 913 Franklin Lake Road, Franklin Lakes, NJ 07417.

     WOLFE J. FRANKL -- Trustee; Retired; Director, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) (since 1986), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1986), UST Master Variable Series, Inc. (since 1994); Director, Deutsche Bank Financial, Inc. (since 1989); Director, The Harbus Corporation (since 1951); Trustee, Mariner Funds Trust (since 1988). His date of birth is November 5,. 1920. His address is 40 Gooseneck Lane, Charlottesville, VA 22903.

     ROBERT A. ROBINSON -- Trustee; President Emeritus, The Church Pension Fund and its affiliated companies, since 1991, President and Director, 1989-91; Trustee, The Mariner Funds and The Marine Tax-Exempt Funds since 1989; Director Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1989); Director, UST Master Variable Series, Inc., since 1994; Trustee, H.B. and F.H. Bugher Foundation; Director, Morehouse Publishing Co. since 1989; Director, Fenrir, Inc. since 1993. His date of birth is September 11, 1925. His address is c/o The Church Pension Fund, 800 Second Avenue, New York, NY 10017.


     FREDERICK S. WONHAM* -- Trustee; Retired; Director, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) (since 1995), Excelsior Tax Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) (since 1995); Vice Chairman of United States Trust Corporation and United States Trust Company of New York, until September, 1995; Chairman, United States Trust Company of Connecticut. His date of birth is April 8, 1931. His address is 238 June Road, Stamford, Connecticut 06903.

Executive Officers of the Trust
-------------------------------

     W. BRUCE MCCONNEL, III -- Secretary; Partner of the law firm of Drinker Biddle & Reath. His address is Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, PA 19107-3496.

     JOHN M. CORCORAN -- Assistant Treasurer; Second Vice President and Manager of Administration, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1987 to 1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

     Michael Leary -- Assistant Secretary; Assistant Treasurer, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1988 to
1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

     Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended May 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to these funds.

                                       PENSION OR                TOTAL
                                       RETIREMENT                COMPENSATION
                                       BENEFITS     ESTIMATED    FROM THE
                        AGGREGATE      ACCRUED AS   ANNUAL       TRUST AND
                        COMPENSATION   PART OF      BENEFITS     FUND COMPLEX
                        FROM THE       TRUST        UPON         PAID TO
                        TRUST          EXPENSES     RETIREMENT   TRUSTEES
                        -----          --------     ----------   --------
Rodman L. Drake         $5,000         None         None         $5,000
W. Wallace McDowell     $5,250         None         None         $5,250
Jonathan Piel           $5,250         None         None         $5,250
Alfred Tannachion       None           None         None         $40,000
Donald L. Campbell      None           None         None         $30,000
Joseph C. Dugan         None           None         None         $30,000
Wolfe J. Frankl         None           None         None         $30,000
Robert A. Robinson      None           None         None         $30,000
Frederick S. Wonham     None           None         None         None

     As used in the above compensation table, the term "Fund Complex" shall refer to the Trust, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) and UST Master Variable Series, Inc. The Trust has no pension plan.

               Trustees and Officers of the Federated Portfolios

     The Trustees and officers of the Federated Portfolios, their dates of birth and principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Federated Portfolios.

     Trustees
     --------

     JOHN F. DONAHUE* -- Chairman of the Board and Trustee of Federated Portfolios; Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee or Managing General Partner of investment companies for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor (the "Federated Fund Complex"). Mr. Donahue is the father of J. Christopher Donahue, a Trustee and President of Federated Portfolios. His date of birth is July 28, 1924. His address is Federated Investors Tower, Pittsburgh, PA.

     THOMAS G. BIGLEY -- Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of investment companies within the Federated Fund Complex; formerly Senior Partner, Ernst & Young LLP. His date of birth is February 3, 1934 His address is 28th Floor, One Oxford Centre, Pittsburgh, PA.

     JOHN T. CONROY, JR. -- President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of investment companies within the Federated Fund Complex; formerly, President, Naples Property Management, Inc. His date of birth is June 23, 1937. His address is Wood/IPC Commercial Department, John R. Wood and Associates, Inc., Realtors, 3255 Tamiami Trail North, Naples, FL.

     WILLIAM J. COPELAND -- Director and member of the Executive Committee, Michael Baker, Inc; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp. and Director, Ryan Homes, Inc. His date of birth is July 4, 1918. His address is One PNC Plaza, 23rd Floor, Pittsburgh, PA.

     JAMES E. DOWD -- Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex. His date of birth is May 18, 1922. His address is 571 Hayward Mill Road, Concord, MA.

     LAWRENCE D. ELLIS, M.D.* -- Professor of Medicine and Member, Board of Trustees, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of investment companies within the Federated Fund Complex. His date of birth is October 11, 1932. His address is 3471 Fifth Avenue, Suite 1111, Pittsburgh, PA.

     EDWARD L. FLAHERTY, JR. -- Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc. and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of investment companies within the Federated Fund Complex; formerly, Counsel, Horizon Financial, F.A., Western Region. His date of birth is June 18, 1924. His address is Henny, Kochuba, Meyer and Flaherty, Two Gateway Center, Suite 674, Pittsburgh, PA.

     PETER E. MADDEN -- Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex; formerly President, State Street Bank and Trust Company and State Street Boston Corporation. His date of birth is April 16, 1942. His address is 70 Westcliff Road, Weston, MA.

     GREGOR F. MEYER -- Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcar, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex. His date of birth is October 6, 1926. His address is Henny, Kochuba, Meyer and Flaherty, Two Gateway Center, Suite 674, Pittsburgh, PA.

     JOHN E. MURRAY, JR., J.D., S.J.D. -- President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex. His date of birth is December 20, 1932. His address is Duquesne University, Pittsburgh, PA.

     WESLEY W. POSVAR -- Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee or Managing General Partner of investment companies within the Federated Fund Complex; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board. His date of birth is September 14, 1925. His address is 1202 Cathedral of Learning, University of Pittsburgh, Pittsburgh, PA.

     MARJORIE P. SMUTS -- Trustee; Public Relations/Marketing Consultant; Conference Coordinator, Non-profit entities; Director, Trustee or Managing General

Partner of investment companies within the Federated Fund Complex. Her date of birth is June 21, 1935. Her address is 4905 Bayard Street, Pittsburgh, PA.

     J. CHRISTOPHER DONAHUE* -- President and Trustee, Federated Portfolios; President and Trustee, Federated Investors, Federated Advisers, Federated Management and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Director, Federated Services Company; Trustee, Federated Administrative Services, Federated Shareholder Services Company and Federated Shareholder Services; President or Executive Vice President of investment companies within the Federated Fund Complex; Director, Trustee or Managing General Partner of certain investment companies within the Federated Fund Complex. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Federated Portfolios. His date of birth is April 11, 1949. His address is Federated Investors Tower, Pittsburgh, PA.

Executive Officers of Federated Portfolios
------------------------------------------

     RICHARD B. FISHER -- Vice President; Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of certain investment companies within the Federated Fund Complex; Director or Trustee of certain investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     EDWARD C. GONZALEZ -- Executive Vice President; Vice Chairman, Treasurer and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federal Global Research Corp. and Passport Research Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company, Chairman, Treasurer and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies within the Federated Fund Complex; Executive Vice President and Treasurer of investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     JOHN W. MCGONIGLE -- Executive Vice President and Secretary; Executive Vice President, Secretary, General Counsel and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management and Federated Research; Director, Federated Research, Federated Research Corp., Federal Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     DAVID M. TAYLOR -- Treasurer; Senior Vice President, Controller, and Trustee, Federated Investors; Vice President, Federated Shareholder Services; Executive President, Federated Securities Corp.;

Treasurer of certain investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     Messrs. Fisher, Gonzalez, McGonigle and Taylor may also hold similar positions for other investment companies affiliated with Federal Investors.

     The compensation paid to the Trustees of Federated Portfolios for the year ended December 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to the Federated Portfolios.


                                          PENSION OR               TOTAL
                                          RETIREMENT               COMPENSATION
                                          BENEFITS                 FROM
                            AGGREGATE     ACCRUED AS   ESTIMATED   FEDERATED
                            COMPENSATION  PART OF      ANNUAL      PORTFOLIOS
                            FROM          FEDERATED    BENEFITS    AND FUND
                            FEDERATED     PORTFOLIO'S  UPON        COMPLEX PAID
                            PORTFOLIOS    EXPENSES     RETIREMENT  TO TRUSTEES
                            ----------    --------     ----------  -----------
John F. Donahue             None          None         None        $      0
Thomas G. Bigley            None          None         None        $ 86,331
John T. Conroy, Jr.         None          None         None        $115,760
William J. Copeland         None          None         None        $115,760
James E. Dowd               None          None         None        $115,760
Lawrence D. Ellis, M.D.     None          None         None        $104,898
Edward L. Flaherty, Jr.     None          None         None        $115,760
Peter E. Madden             None          None         None        $104,898
Gregor F. Meyer             None          None         None        $104,898
John E. Murray, Jr., S.D.,
 S.J.D.                     None          None         None        $104,898
Wesley W. Posvar            None          None         None        $104,898
Marjorie P. Smuts           None          None         None        $104,898
J. Christopher Donahue      None          None         None        $      0

     As used in the above compensation table, the term "Fund Complex" shall collectively refer to Federated Portfolios and up to 55 other mutual funds for which subsidiaries of Federated Investors serve as investment adviser.
Federated Portfolios has no pension plan. It is expected that each of the Trustees who is not an "interested person" will not receive compensation from the Federated Portfolios for service as Trustees during the first fiscal year of the Federated Portfolios, and thereafter shall be paid such amounts as shall be fixed by the Board of Trustees of Federated Portfolios.

                                   * * * * *

     The Trust Instrument of the Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     The Declaration of Trust of Federated Portfolios provides that Federated Portfolios will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios unless it is finally adjudicated that they engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

     As of September 15, 1995, U.S. Trust held of record substantially all of the outstanding shares in each of the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares. As of the same date, the officers and Trustees of the Trust and Federated Portfolios as a group owned less than 1% of the shares of each Fund and the Bond Index Portfolio. Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                         Investment Advisory Services

     U.S. Trust Pacific is responsible for the management of the assets of the Balanced, Equity Growth and International Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. U.S. Trust is responsible for the management of the assets of the Equity, Income and Total Return Bond Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. Federated Management is responsible for the management of the assets of the Bond Index Portfolio, in which the assets of the Bond Index Fund are invested, pursuant to an investment advisory agreement with Federated Portfolios, subject to the general supervision and guidance of the Trustees of the Trust and Federated Portfolios. The investment advisory agreements described above are referred to herein as "Advisory Agreements," each an "Advisory Agreement."

     Each Advisory Agreement will continue in effect with respect to each Fund (or the Bond Index Portfolio) as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust (or Federated Portfolios, as the case may be) or by a majority vote of the shareholders in the applicable Fund (or the Bond Index Portfolio, as the case may be) and, in either case, by a majority of the Trustees of the Trust (or Federated Portfolios, as the case may be) who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each Advisory Agreement was approved by the Trust's Board of Trustees on August 19, 1995. The Bond Index Portfolio's Advisory Agreement was approved by the Board of Trustees of Federated Portfolios on October 6, 1995. Each investment adviser and administrator has agreed to waive certain fees. Shareholder Organizations may charge their customers account fees for investment and other cash management services.

     Each Advisory Agreement provides that the investment adviser may render services to others, and each Advisory Agreement is terminable by the Trust (or Federated Portfolios) without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund (or, in the case of the Bond Index Fund, a majority vote of the Fund and the other investors in the Bond Index Portfolio, with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of the Trust (or Federated Portfolios), or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund (or the Bond Index Portfolio), except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectus contains a description of the fees payable to the investment advisers under the Advisory Agreements. Each investment adviser, if required by applicable state law, shall reimburse a Fund or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Fund. Such reimbursement, if required, will be equal to the annual expenses of the appropriate Fund (in the case of the Bond Index Fund, the Fund and the Bond Index Portfolio) which exceed that expense limitation with the lowest threshold prescribed by any state in which such Fund is qualified for offer or sale. Management of the Trust has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1 1/2% of net assets in excess of that amount.

     With respect to the Balanced, Equity Growth, Value Equity Income and International Equity Funds, U.S. Trust Pacific has entered into an investment subadvisory agreement (each a "Subadvisory Agreement") with each of the subadvisers listed below opposite the name of the Fund. For their services under the Subadvisory Agreements, the subadvisers are entitled to receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified in the table below of the Fund's average daily net assets.

                                                  Compensation Rate
        Fund Name              Subadviser         for Subadviser (%)
        ---------              ----------         ------------------
Balanced Fund               Becker                    0.425%
Equity Growth Fund          Luther King               0.40%
International Equity Fund   Harding Loevner           0.50%

     It is the responsibility of each of the above subadvisers to make the day-to-day investment decisions for its respective Fund, and to place the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust Pacific. Each subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing its respective Fund's investments and effecting securities transactions for such Fund.

     With respect to the Bond Index Portfolio, in which all of the investable assets of the Bond Index Fund have been invested, Federated Management has entered into an investment subadvisory agreement (the "Subadvisory Agreement") with U.S. Trust as subadviser. For its services under the Subadvisory Agreement, U.S. Trust is entitled to receive from Federated Management fees at a maximum annual rate equal to 0.12% of the Bond Index Portfolio's average daily net assets.

     It is the responsibility of U.S. Trust in its capacity as subadviser to make the day-to-day investment decisions for the Bond Index Portfolio, and to place the purchase and sales orders for securities transactions of such Portfolio, subject to the general supervision of Federated Management. U.S. Trust furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Bond Index Portfolio's investments and effecting securities transactions for the Portfolio.

                                Administrators

     U.S. Trust, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administrative Agreement"). The Prospectus contains a description of the compensation payable to the Administrators under the Administrative Agreement.

     Under the Administrative Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare annual and semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations. Pursuant to the Administrative Agreement, the Administrators may render fund accounting and other services to others. The Administrative Agreement terminates automatically if assigned and may be terminated, without penalty by any party on not less than 90 days' notice. The Administrative Agreements also provide that neither the Administrators nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of its or their obligations and duties under said agreement.

     Federated Services Company ("FSC"), an affiliate of FAS, also serves as servicing agent and fund accounting agent to the Trust with respect to the Bond Index Fund, pursuant to an agreement between FSC and the Trust (the "Servicing Agent Agreement"), which provides that FSC will perform or provide certain
administrative and fund accounting services to the Bond Index Fund.   The
Prospectus contains a description of the compensation payable to the FSC and the other Administrators.

     For the period ended May 31, 1995, fund accounting fees for each Fund amounted to the following: Equity Fund, $4,493; Income Fund, $4,526; Total Return Bond Fund, $4,395; Bond Index Fund, $10,667; Balanced Fund, $10,677; Equity Growth Fund, $10,677; International Equity Fund, $4,263.

     For the period ended May 31, 1995, fund accounting and servicing agent fees for the portfolios of the St. James Portfolios in which each Fund invested all of its investable assets prior to December 18, 1995 (January 2, 1996, in the case of the Bond Index Fund) amounted to the following: Equity Fund, $20,368; Income Fund, $23,776; Total Return Bond, $21,403; Bond Index Fund, $54,279; Balanced Fund, $72,155; Equity Growth Fund, $66,174; International Equity Fund, $18,964.

                         Transfer Agent and Custodian

     The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets pursuant to a custody agreement between Chase and the Trust.

     Under such agreement and acting as the Funds' custodian, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations. For the services provided by Chase under the custody agreements, the Trust has agreed to pay Chase a fee as agreed upon from time to time.

     Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable under the custody agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation.

     Chase Global Funds Services Company ("CGFSC") serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under this agreement, CGFSC will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the transfer agency agreement, notwithstanding any such delegation.

                   Bond Index Portfolio - Service Providers

     Investors Bank & Trust Company, 79 Milk Street, 7th Floor, Boston, Massachusetts, 02205, is Custodian for the cash and securities of the Bond Index Portfolio, and serves as Sub-Portfolio Accountant for Federated Portfolios.


     Federated Securities Corp., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, is Placement Agent for Federated Portfolio.

     Federated Services Company, ("FSC") Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, has contracted on behalf of its subsidiaries (including Federated Administrative Services) to serve as Portfolio Accountant for Federated Portfolios, and to provide administrative personnel and services (including certain legal and financial reporting services) necessary to operate Federated Portfolios. FSC provides these for each portfolio in Federated Portfolios at an annual rate as specified below:

                                               Average Aggregate Daily Net
                                                       Assets of the
Maximum Administrative Fee                               portfolio
--------------------------                               ---------
      0.050 of 1%                               on the first $1 billion
      0.045 of 1%                               on the next $1 billion
      0.040 of 1%                               on the next $1 billion
      0.025 of 1%                               on the next $1 billion
      0.010 of 1%                               on the next $1 billion
      0.005 of 1%                          on assets in excess of $5 billion

     The minimum administrative fee is $60,000 annually for each portfolio. FSC may choose voluntarily to waive a portion of its fee, and has agreed to waive a portion of its fee for the twelve month period following January 2, 1996. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Registrant, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to FSC and its subsidiaries.


                             INDEPENDENT AUDITORS

     Ernst & Young LLP are the independent auditors for Excelsior Institutional Trust and Federated Investment Portfolios, and in each case provides audit services and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                   TAXATION

                             Taxation of the Funds

     Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

     The Trust anticipates that under interpretations of the Internal Revenue Service, (1) the Bond Index Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Bond Index Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Bond Index Fund, as an investor in the Bond Index Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income or loss attributable to that share. The Bond Index Portfolio has advised the Bond Index Fund that it intends to conduct its operations so as to enable its investors, including the Bond Index Fund, to satisfy those requirements.

     Any Fund distribution (or, in the case of the Income, Total Return Bond and Bond Index Funds any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

     Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International

Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets invested within various countries is not known.

                     Taxation of the Bond Index Portfolio

     The Trust anticipates that the Bond Index Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Bond Index Fund must take into account, in computing its federal income tax liability, its share of the Bond Index Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from that Portfolio.

                           Taxation of Distributions

     Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend will be treated as paid on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

     If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     Withdrawals by the Bond Index Fund from the Bond Index Portfolio generally will not result in that Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Bond Index Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Bond Index Portfolio and includes a disproportionate share of any unrealized receivables held by that Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Bond Index Fund's interest in the Bond Index Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Bond Index Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the Fund's share of losses from that Portfolio and the amount of any cash distributions and the basis of any property distributed from that Portfolio.

                                Other Taxation

     The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes.

     The Bond Index Portfolio is organized as series of Federated Investment Portfolios (the "Federated Portfolios"), a business trust organized under the laws of the Commonwealth of Massachusetts. The Bond Index Portfolio is not subject to any income or franchise tax in the Commonwealth of Massachusetts or the State of Delaware. The investment by the Bond Index Fund in the Bond Index Portfolio does not cause the Fund to be liable for any income or franchise tax in the Commonwealth of Massachusetts.

     Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has seven active and two inactive series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or
(d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

     Shares of a Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the

Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust.
In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.

          Description of Federated Portfolios - Beneficial Interests

     The Bond Index Portfolio is a series of Federated Portfolios, which is organized as a trust having separate series under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Portfolio"). Currently, there is one Portfolio of Federated Portfolios, the Bond Index Portfolio. Investors in the Bond Index Portfolio will be held personally liable for the obligations and liabilities of Federated Portfolios and of the Bond Index Portfolio but not the obligations and liabilities of any other Portfolio, subject, however, to indemnification by Federated Portfolios in the event that there is imposed upon an investor any obligation or liability of the Bond Index Portfolio or Federated Portfolios. The Declaration of Trust also provides that Federated Portfolios may maintain appropriate insurance for the protection of Federated Portfolios, its Trustees, officers, employees and agents, and covering possible tort and other liabilities. The risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which neither the Bond Index Portfolio nor Federated Portfolios were able to meet their obligations.

     Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio's) net assets available for distribution to its investors. Federated Portfolios reserves the right to create and issue additional Portfolios of beneficial interests, in which case the beneficial interests in each new Portfolio would participate in that Portfolio only (and no other Portfolio). Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassesable, except as set forth below. Investments in a Portfolio may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding a plurality of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election or removal of Trustees, as otherwise required by the 1940 Act, or if the matter is determined by the Trustees to be a matter which adversely affects all Portfolios. Federated Portfolios' Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would adversely affect their voting rights, alter the procedures to amend the Declaration of Trust of Federated Portfolios, as required by law or by Federated Portfolios' registration statement, or as submitted to them by the Trustees.

     Federated Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser or (i) 67% or more of the beneficial interests in the affected Portfolio present or represented at such meeting, if investors in more than 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors of the beneficial interests in the affected Portfolio.

     Federated Portfolios' Declaration of Trust provides that obligations of Federated Portfolios are not binding upon the Trustees individually but only upon the property of Federated Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Federated Portfolios' Declaration of Trust further provides that it will indemnify its Trustees, officers, employees and agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios, unless, as to liability to the

Federated Portfolios or its investors, it is finally adjudicated that they engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices. In the case of settlement, the By-Laws of Federated Portfolios provide that such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by a vote of a majority of disinterested Trustees or by a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             FINANCIAL STATEMENTS

     The Funds' current reports to shareholders as filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder are hereby incorporated herein by reference. A copy of each such report will be provided without charge to each person receiving this Statement of Additional Information. The Annual Report of the Funds dated May 31, 1995 and the Semi-Annual Report of the Funds dated November 30, 1995 each contain financial statements of the following Funds and the portfolios of the St. James Portfolios as of and for the periods ended May 31, 1995 and November 30, 1995 respectively:

                                                          Portfolio of
               Fund                                       St. James Portfolios
               ----                                       --------------------
Excelsior Institutional Equity Fund                       Equity Portfolio
Excelsior Institutional Income Fund                       Income Portfolio
Excelsior Institutional Total Return Bond Fund            Total Return Bond Portfolio
Excelsior Institutional Bond Index Fund                   Bond Market Portfolio
Excelsior Institutional Balanced Fund                     Balanced Portfolio
Excelsior Institutional Equity Growth Fund                Equity Growth Portfolio
Excelsior Institutional International Equity Fund         International Equity Portfolio
Excelsior Institutional Equity Index Fund                 Equity Market Portfolio
Excelsior Institutional Small Capitalization Fund         Small Cap Portfolio
Excelsior Institutional Value Equity Income Fund          Value Equity Income Portfolio

     Prior to December 18, 1995 (January 2, 1996 in the case of the Bond Index
Fund) each of the Funds invested its investable assets in the corresponding portfolio of the St. James Portfolios. Effective December 18, 1995, each of the Equity, Income, Total Return Bond, Balanced, Equity Growth and International Equity Funds withdrew its interest in the corresponding portfolio of the St. James Portfolios, receiving all of each portfolio's securities, and substantially all of the other net assets of each portfolio, as of that date. Each of those Funds now directly acquires and manages its own portfolio of securities.

     Effective January 2, 1996, the Bond Index Fund withdrew its interest in the Bond Market Portfolio of St. James Portfolio, receiving all of that portfolio's securities, and substantially all of its other net assets, as of that date, and the

Fund invested those securities and other net assets in the Bond Index Portfolio, a series of Federated Investment Portfolios.

     As of December 29, 1995, the Equity Index, Small Capitalization and Value Equity Income Funds withdrew their investments in the corresponding portfolios of the St. James Portfolios and liquidated.

                                   APPENDIX

                        Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds
-----------------------------

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+) or Minus(-) -- The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt
--------------------------------------



A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

Corporate and Municipal Bonds
-----------------------------

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper
----------------

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings
----------------------

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+".

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+) or Minus(-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings
------------------------

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings
----------------------

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings
------------------------

D-1+ -- Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


D-1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


D-2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 -- Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Administrators

Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

United States Trust Company of New York
114 West 47 Street
New York, NY 10036

Investment Managers

United States Trust Company
 of New York
114 West 47th Street
New York, NY  10036

United States Trust Company of
 The Pacific Northwest
4380 Southwest
Macadam Avenue,
Suite 450
Portland, OR  97201

Becker Capital Management, Inc.
2185 Pacwest Center
Portland, OR  97204

Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, TX  76102

Harding, Loevner Management, L.P.
50 Division Street, Suite 401
Somerville, NJ 08876

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3799

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Distributor
Edgewood Services, Inc.
Clearing Operations, P.O. Box 897
Pittsburgh, PA 15230-0897



EXCELSIOR INSTITUTIONAL TRUST


     Excelsior Institutional Equity Fund
     Excelsior Institutional Income Fund
     Excelsior Institutional Total Return Bond Fund
     Excelsior Institutional Bond Index Fund
     Excelsior Institutional Balanced Fund
     Excelsior Institutional Equity Growth Fund
     Excelsior Institutional International Equity Fund


STATEMENT OF ADDITIONAL
 INFORMATION

 March 1, 1996

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:

The Financial Statements included in Part A are as follows:

Financial Highlights: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, and Excelsior Institutional International Equity Fund.

The Financial Statements included in Part B are as follows:

     Excelsior Institutional Trust
          Statement of Assets and Liabilities, May 31, 1995 and November 30,
          1995
          Statements of Operations, Commencement of Operations through May 31, 1995 and November 30, 1995
          Statements of Changes in Net Assets, Commencement of Operations through May 31, 1995 and November 30, 1995
          Financial Highlights
          Notes to Financial Statements, May 31, 1995 and November 30, 1995 Report of Ernst & Young LLP

     St. James Portfolios
          Schedule of Investments, May 31, 1995 and November 30, 1995 Statement of Assets and Liabilities, May 31, 1995 and November 30, 1995
          Statements of Operations, Commencement of Operations through May 31, 1995 and November 30, 1995
          Statements of Changes in Net Assets, Commencement of Operations through May 31, 1995 and November 30, 1995
          Supplementary Data
          Notes to Financial Statements, May 31, 1995 and November 30, 1995 Report of Price Waterhouse LLP

(b)    Exhibits:

1.     Trust Instrument of the Registrant.                        5


1(a).  Amended and Restated Schedule A to Trust
       Instrument of the Registrant.                              5

2.     By-Laws of the Registrant.                                 5

5(a).  Form of Investment Advisory Agreement                      7

5(b).  Form of Investment Subadvisory Agreement                   7

6.     Distribution Agreement between the Registrant
       and Edgewood Services, Inc.                                6

8(a).  Form of Custodian Agreement between the Registrant
       and Chase Manhattan Bank, N.A.                             7

8(b).  Form of Subcustodian Agreement between Chase
       Manhattan Bank, N.A. and foreign subcustodians.            7

9(a).  Form of Administration Agreement between the
       Registrant and United States Trust Company
       of New York, Chase Global Funds Services Company
       and Federated Administrative Services                      7

9(b).  Form of Fund Accounting and Servicing Agreement
       between the Registrant and Federated Services Company      7

9(c).  Form of Shareholder Servicing Agreement between
       the Registrant and certain financial institutions.         2

9(d).  Form of Transfer Agency Agreement between the
       Registrant and Mutual Funds Service Company.               2

10.    Opinion of Counsel.                                        2

11.    Consents of Independent Auditors/Accountants.              9

13.    Investor Representation Letter of Initial Shareholder.     2

16.    Schedule for Computation of Performance Quotations.        2

17.    Financial Data Schedules.                                  9

18(a). Powers of Attorney for Trustees and officers of the Trust. 8

18(b). Powers of Attorney for Trustees and officers of Federated
       Investment Portfolios.                                     7

1    Incorporated herein by reference from the Registrant's Registration
Statement on Form N-1A (File Nos. 33-78264 and 811-8490) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on April 28, 1994.

2    Incorporated herein by reference from Pre-Effective Amendment No. 2 to the
Registration Statement, as filed with the SEC on June 22, 1994.

3    Incorporated herein by reference from Post-Effective Amendment No. 1 to the
Registration Statement, as filed with the SEC on July 13, 1994.

4    Incorporated herein by reference from Post-Effective Amendment No. 2 to the
Registration Statement, as filed with the SEC on September 28, 1994.

5    Incorporated herein by reference from Post-Effective Amendment No. 3 to the
Registration Statement, as filed with the SEC on June 13, 1995.

6    Incorporated herein by reference from Post-Effective Amendment No. 4 to the
Registration Statement, as filed with the SEC on October 2, 1995.

7    Incorporated herein by reference from Post-Effective Amendment No. 5 to the
Registration Statement, as filed with the SEC on December 19, 1995.


8. Incorporated herein by reference from Post-Effective Amendment No. 6 to the Registration Statement, as filed witih the SEC on February 16, 1996.

9.   Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     Shares of Beneficial Interest (par value $.00001).

Title of Class:                                      Number of Record Holders As
                                                     of December 4, 1995.

Excelsior Institutional Equity Fund:                            3
Excelsior Institutional Income Fund:                            2
Excelsior Institutional Total Return Bond Fund:                 3
Excelsior Institutional Bond Index Fund:                        2
Excelsior Institutional Balanced Fund:                          2
Excelsior Institutional Equity Growth Fund:                     2
Excelsior Institutional International Equity Fund:              2

ITEM 27. INDEMNIFICATION.

     Reference is hereby made to Article IX of the Registrant's Trust Instrument, filed as an exhibit to this Registration Statement.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     United States Trust Company of New York ("U.S. Trust") is a full-service state-chartered bank located in New York, New York. The name, position with U.S. Trust, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     SAMUEL C. BUTLER -- Trustee/Director; Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019 ; Partner in Cravath, Swaine & Moore (law firm).

     PETER O. CRISP -- Trustee/Director; Venrock Associates, Room 5600, 30 Rockefeller Plaza, New York, NY 10112; General Partner in Venrock Associates.

     ANTONIA M. GRUMBACH -- Trustee/Director; Patterson, Belknap, Webb & Tyler, 30 Rockefeller Plaza, New York, NY 10112 ; Partner in Patterson, Belknap, Webb & Tyler (law firm).

     H. MARSHALL SCHWARZ -- Trustee/Director; Chairman of the Board and Chief Executive Officer; United States Trust Co. of New York, 114 West 47th Street, New York, NY 10036; Chairman of the Board & Chief Executive Officer of U.S. Trust Corporation and U.S. Trust Company of N.Y. (bank).

     PHILIPPE DE MONTEBELLO -- Trustee/Director; Metropolitan Museum of Art, 1000 Fifth Avenue, New York, NY 10029-0198; Director of the Metropolitan Museum of Art (art museum).

     PAUL W. DOUGLAS -- Trustee/Director; 250 Park Avenue, Room 1900, New York, NY 10177; Retired

     FREDERIC C. HAMILTON -- Trustee/Director; Hamilton Oil Corp., 1560 Broadway, Suite 2000, Denver, CO 80202 ; Chairman of the Board of Hamilton Oil Corp. (oil & gas exploration).

     FRANK S. STREETER -- Honorary Trustee; 380 Madison Ave., 4th Floor, New York, NY 10017 ; Trustees and Corp.

     JOHN H. STOOKEY -- Trusteee/Director; Quantum Chemical Corp., 99 Park Avenue, New York, NY 10016; Director, Chairman of the Board, Chief Executive Officer and President of Quantum Chemical Corp.

     ROBERT N. WILSON -- Trustee/Director; Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933 ; Vice Chairman of the Board of Johnson & Johnson.

     PETER L. MALKIN -- Trustee/Director; Wein, Malkin & Bettex , Lincoln

Building, 60 East 42nd Street, New York, NY 10165 ; Chairman of Wein, Malkin & Bettex.

     RICHARD F. TUCKER -- Trustee/Director; 11 Over Rock Lane, Westport, CT 06880 ; Retired.

     CARROLL L. WAINRIGHT, JR. -- Trustee/Director; Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, NY 10005 ; Consulting Partner of Milbank, Tweed, Hadley & McCloy (law firm).


     FREDERICK B. TAYLOR -- Trustee/Director, Vice Chairman and Chief Investment Officer; United States Trust Company of New York; 114 West 47th Street, New York, NY 10036; Vice Chairman and Chief Investment Officer of U.S. Trust Corporation and United States Trust Company of New York (bank).

     JEFFREY S. MAURER -- Trustee/Director, President; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; president of U.S. Trust Corporation and U.S. Trust Company of New York (bank).

     DANIEL P. DAVISON -- Trustee/Director; Christie, Manson & Woods International, Inc., 502 Park Avenue, New York, NY 10021; Chairman, Christie, Manson & Woods International, Inc. (fine art auctioneer).

     TOM KILLEFER -- Honorary Trustee; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; Former Chairman of the Board and President of U.S. Trust Corporation and United States Trust Company of New York
(bank).

     ORSON D. MUNN -- Trustee/Director; Munn, Bernhard & Associates, Inc., 6 East 43rd Street , 28th Floor, New York, NY 10017 ; Chairman and Director of Munn, Bernhard & Associates, Inc. (investment advisory firm).

     WALTER N. ROTHSCHILD, JR. -- Trustee/Director; 145 East 48th Street, Suite 16D, New York, NY 10017 ; Corporate Director and Trustee.

     PHILIP L. SMITH -- Trustee/Director; P.O. Box 205, Oakledge, Mount Sunapee, NH 03772 ; Corporate Director and Trustee.

     EDWIN D. ETHERINGTON -- Trustee/Director; P.O. Box 100, Old Lyme, CT 06371; President Emeritus, Wesleyan University, and Former President of American Stock Exchange (education).

     HAROLD J. HUDSON, JR. -- Honorary Trustee; General Reinsurance Co., Financial Center, P.O. Box 10350, Stamford, CT 06904; Former Chairman of the Board of General Reinsurance Corporation.

     United States Trust Company of the Pacific Northwest ("UST-PN") is a full-service state chartered bank located in Portland, Oregon. The name, position with UST-PN, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of UST-PN, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     RALPH C. RITTENOUR, JR. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chairman and Chief Executive Officer of United States Trust Company of the Pacific Northwest (bank).

     CHARLES J. SWINDELLS -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; President of United States Trust Company of the Pacific Northwest (bank).

     NANCY L. JACOB, PH.D. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Executive Vice President of United States Trust of the Pacific Northwest (bank).

     Douglas Adams -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chief Administrative Officer and Senior Vice President of United States Trust Company of the Pacific Northwest (bank).

     STEPHEN BRINK -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201 ; Senior Vice President and Chief Investment Officer of United States Trust Company of the Pacific Northwest (bank).

     MARCIA BENNETT -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Senior Vice President, Trust Officer and Operations Officer of United States Trust Company of the Pacific Northwest (bank).

     MARV VUKOVICH -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Vice President and Chief Financial Officer of United States Trust Company of the Pacific Northwest (bank).

     CAROL HIBBS -- Trustee/Director; Tonkon Torp, Galen, Marmaduke & Booth, 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, OR 97204; Attorney at Tonkon Torp, Galen, Marmaduke & Booth (law firm).

     Becker Capital Management, Inc. ("Becker") is a registered Investment Adviser located in Portland, Oregon. The name, position with Becker, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Becker, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     PATRICK E. BECKER -- Director; President and Chief Investment Officer; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; President and Chief Investment Officer of Becker Capital Management, Inc. (investment advisory).

     JANEEN S. MCANINCH -- Director; Executive Vice President; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Executive Vice President of Becker Capital Management, Inc. (investment advisory).

     GEARY T. BECKER -- Senior Vice President - Fixed Income; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204 , Senior Vice President - Fixed Income of Becker Capital Management, Inc. (investment advisory).

     MICHAEL C. MALONE -- Senior Vice President - Marketing; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204 ; Senior Vice President - Marketing of Becker Capital Management, Inc. (investment advisory).

     DONALD L. WOLCOTT -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President - Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     ROBERT N. SCHAEFFER -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President - Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     MICHAEL F. MCCOY -- Vice President - Quantitative Research; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President -- Quantitative Research of Becker Capital Management, Inc. (investment advisory).

     Harding, Loevner Management, L.P. ("Harding Loevner") is a registered Investment Advisor located in Somerville, New Jersey. The name, position with Harding Loevner, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Harding Loevner, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     DANIEL D. HARDING -- Director/Chief Investment Officer; Harding, Loevner Management, L.P. , 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Investment Officer of Harding, Loevner Management, L.P. (investment advisory).

     DAVID R. LOEVNER -- Director/Chief Executive Officer; Harding, Loevner Management, L.P. , 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Executive Officer of Harding, Loevner Management, L.P. (investment advisory).

     SIMON HALLETT -- Director/Senior Portfolio Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Senior Portfolio Investment Manager of Harding, Loevner Management, L.P. (investment advisory).

     Luther King Capital Management ("Luther King") is a registered Investment Advisor located in Fort Worth, Texas. The name, position with Luther King, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Luther King, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     J. LUTHER KING, JR. -- President; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Chief Investment Officer of Luther King Capital Management (investment advisory).

     PAUL W. GREENWELL -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     ROBERT M. HOLT, JR. -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     SCOT C. HOLLMANN -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     DAVID L. DOWLER -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102 ; Portfolio Manager of Luther King Capital Management (investment advisory).

     BARBARA S. GARCIA -- Treasurer/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Officer Manager of Luther King Capital Management (investment advisory).


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Edgewood Services, Inc. is the distributor for the shares of the Registrant. Edgewood Services, Inc. also serves as the principal underwriter for Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds.

     (b) The following are the directors and officers of Edgewood Services, Inc. The principal business address of these individuals is Federated Investors Tower, Pittsburgh, PA 15222-3779. Their respective position and offices with the Registrant, if any, are also indicated.

NAME:                                        POSITION.

James J. Dolan:                              Trustee and President.
Douglas L. Hein:                             Trustee.
R. Jeffrey Niss:                             Trustee and Senior Vice-President.
Frank E. Polefrone:                          Trustee.
Newton Heston III:                           Vice-President.
Ernest L. Linane:                            Assistant Vice-President.
S. Elliot Cohan:                             Secretary.
Charles H. Field:                            Assistant Secretary.
Jeannete Fisher-Garber:                      Assistant Secretary.
Kenneth W. Pegher, Jr.:                      Treasurer.

     (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

UNITED STATES TRUST COMPANY OF NEW YORK (co-administrator) 114 West 47th Street, New York, New York 10036

FEDERATED SERVICES COMPANY (co-administrator; servicing and fund accounting agent for the Bond Index Portfolio): Federated Investors Tower, Pittsburgh, PA 15222-3779.

CHASE GLOBAL FUND SERVICES COMPANY (transfer agent and co-administrator): 73 Tremont Street, Boston, MA 02108-3913.

THE CHASE MANHATTAN BANK, N.A. (custodian): 770 Broadway, New York, NY 10003-
9598.

INVESTORS BANK & TRUST COMPANY (custodian and sub-portfolio accounting agent of Bond Index Portfolio): 79 Milk Street, Boston, MA 02205.


EDGEWOOD SERVICES, INC. (distributor): Clearing Operations, Pittsburgh, PA 15230-0897.

ITEM 31. MANAGEMENT SERVICES.

     Not Applicable.

ITEM 32. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.
     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Philadelphia and Commonwealth of Pennsylvania on the 29 day of February, 1996.


EXCELSIOR INSTITUTIONAL TRUST


By: Alfred C. Tannachion*

-------------------------------
Alfred C. Tannachion
 President, Chairman of the Board, Treasurer and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 1996.


Alfred C. Tannachion*
-------------------------------
Alfred C. Tannachion
President, Chairman of the Board, Treasurer and Chief Financial Officer


Rodman C. Drake*
-------------------------------
Rodman L. Drake
Trustee

Jonathan Piel*
-------------------------------
Jonathan Piel
Trustee

W. Wallace McDowell, Jr.*
-------------------------------
W. Wallace McDowell, Jr.
Trustee

Donald L. Campbell*
-------------------------------
Donald L. Campbell
Trustee


Joseph H. Dugan*
-------------------------------
Joseph H. Dugan
Trustee


Wolfe J. Frankl*
-------------------------------
Wolfe J. Frankl
Trustee


Robert A. Robinson*
-------------------------------
Robert A. Robinson
Trustee


Frederick S. Wonham*
-------------------------------
Frederick S. Wonham
Trustee


*By: /s/ W. Bruce McConnel, III
-------------------------------
Name:    W. Bruce McConnel, III
     As attorney-in-fact pursuant to
     a power of attorney previously filed

                                  SIGNATURES


     Federated Investment Portfolios ("Federated Portfolios") has duly caused the Registration Statement on Form N-1A (Registration Statement") of Excelsior Institutional Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 29 day of February 1996.


FEDERATED INVESTMENT PORTFOLIOS

By:  John F. Donahue*
-------------------------------
John F. Donahue
Chairman and Trustee of
Federated Portfolios


Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in capacities indicated on February 29, 1996.


John F. Donahue*
-------------------------------
John F. Donahue
Chairman and Trustee of
Federated Portfolios

J. Christopher Donahue*
-------------------------------
J. Christopher Donahue
President and Trustee of
Federated Portfolios


David M. Taylor*
-------------------------------
David M. Taylor
Treasurer of Federated Portfolios

Thomas G. Bigley*
-------------------------------
Thomas G. Bigley
Trustee of Federated Portfolios


John T. Conroy, Jr.*
-------------------------------
John T. Conroy, Jr.
Trustee of Federated Portfolios

William J. Copeland*
-------------------------------
William J. Copeland
Trustee of Federated Portfolios


James E. Dowd*
-------------------------------
James E. Dowd
Trustee of Federated Portfolios


Lawrence D. Ellis, M.D.*
-------------------------------
Lawrence D. Ellis, M.D.
Trustee of Federated Portfolios


Edward L. Flaherty, Jr.*
-------------------------------
Edward L. Flaherty, Jr.
Trustee of Federated Portfolios


Peter E. Madden*
-------------------------------
Peter E. Madden
Trustee of Federated Portfolios


Gregor F. Meyer*
-------------------------------
Gregor F. Meyer
Trustee of Federated Portfolios


John E. Murray, Jr. *
-------------------------------
John E. Murray, Jr.
Trustee of Federated Portfolios

Wesley W. Posvar*
-------------------------------
Wesley W. Posvar
Trustee of Federated Portfolios



Marjorie P. Smuts*
-------------------------------
Marjorie P. Smuts
Trustee of Federated Portfolios


*By /s/ S. Elliott Cohan
-------------------------------
S. Elliott Cohan
  As attorney-in-fact pursuant to a
  power of attorney previously filed

INDEX TO EXHIBITS


Exhibit
-------
No.      Description of Exhibit


11.      Consents of Independent Auditors/Accountants.
17.      Financial Data Schedules